OMB APPROVAL

OMB Number:	3235-0059
Expires:	August 31, 2004
Estimated average burden hours per response	14.73

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Investors Real Estate Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who potentially are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

INVESTORS REAL ESTATE TRUST
12 South Main Street
P.O. Box 1988
Minot, ND 58702-1988

August 11, 2003

Dear Shareholder:

     It is a pleasure to invite you to attend our 33rd Annual Meeting of Shareholders to be held on Tuesday, September 23, 2003, at 7:00 p.m., CDT, at the International Inn, 1505 North Broadway, Minot, North Dakota.

     This booklet includes the Notice of the Annual Meeting and the Proxy Statement relating to the annual meeting, each of which contains important information about the formal business to be acted on by the shareholders. The annual meeting will also feature a report on the operations of your company, followed by a question and answer period. After the annual meeting, you will have the opportunity to speak informally with the trustees and officers of the company.

     At the annual meeting, you will be asked to vote on the following items: (i) the election of nine (9) trustees for a term of one year, (ii) the approval of the Articles of Amendment and Third Restated Declaration of Trust of the company, and (iii) such other matters as may properly come before the annual meeting.

     The Board of Trustees unanimously recommends that you vote to elect the nine trustee nominees and to ratify, adopt or approve the other items to be voted on at the annual meeting.

     It is important that your shares of beneficial interest be voted regardless of whether you plan to be present at the annual meeting. Please complete, sign, date and return the enclosed proxy promptly. If you attend the annual meeting and wish to vote your shares personally, you may revoke any previously executed proxy.

     Please vote promptly. I look forward to seeing you at the annual meeting.

Sincerely,

INVESTORS REAL ESTATE TRUST

Thomas A. Wentz, Sr.
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ELECTION OF TRUSTEES
INFORMATION CONCERNING THE BOARD OF TRUSTEES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPENSATION COMMITTEE REPORT ON COMPENSATION OF EXECUTIVE OFFICERS
REPORT OF THE AUDIT COMMITTEE
COMPARATIVE STOCK PERFORMANCE
APPROVAL OF THE ARTICLES OF AMENDMENT AND THIRD RESTATED DECLARATION OF TRUST
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT PUBLIC ACCOUNTANTS
SHAREHOLDER PROPOSALS
OTHER MATTERS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Tuesday, September 23, 2003, at 7:00 p.m. (CDT)

     Notice is hereby given that the Annual Meeting of Shareholders of Investors Real Estate Trust (the “Company”) will be held on Tuesday, September 23, 2003, at 7:00 p.m., CDT, at the International Inn, 1505 North Broadway, Minot, North Dakota, 58703, for the following purposes:

1.	To elect nine (9) trustees, each for a term of one year.

2.	To approve the Articles of Amendment and Third Restated Declaration of Trust of the Company.

3.	To transact such other business as may properly come before the shareholders of the Company or any adjournment thereof.

     Shareholders of record at the close of business on August 1, 2003, are entitled to vote at the annual meeting.

By Order of the Board of Trustees,

Michael A. Bosh
Secretary and Associate General Counsel

Minot, North Dakota
August 11, 2003

Whether or not you expect to be present at the annual meeting, please sign, date and return the enclosed proxy. If you attend the annual meeting, you may withdraw your proxy and vote in person.

INVESTORS REAL ESTATE TRUST
12 South Main Street
PO Box 1988
Minot, ND 58702-1988
Telephone: (701) 837-4738
Fax: (701) 838-7785

PROXY STATEMENT
August 11, 2003

     The enclosed proxy is solicited by the Board of Trustees of Investors Real Estate Trust, a Real Estate Investment Trust (the “Company”), for use at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on Tuesday, September 23, 2003, at 7:00 p.m. CDT. The Annual Meeting will be held at the International Inn, 1505 North Broadway, Minot, North Dakota, 58703. At the Annual Meeting, holders of record of the Company’s shares of beneficial interest (“Shares”) at the close of business on August 1, 2003 (the “Record Date”), are entitled to vote. On the Record Date, the Company had_________________ Shares issued and outstanding, each of which is entitled to one vote at the Annual Meeting.

     The cost of soliciting proxies will be borne by the Company. Trustees, officers and employees of the Company may, without additional compensation, solicit proxies by mail, personal interview, telephone and telecopy. This proxy statement and the enclosed proxy card are scheduled to be mailed to shareholders commencing on or about August 11, 2003.

     The Company will request banks, brokerage houses and other institutions, nominees or fiduciaries to forward the soliciting material to the beneficial owners of Shares and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners. If a shareholder is a participant in the Company’s Distribution Reinvestment Plan (the “Plan”), the proxy card represents a voting instruction as to the number of full Shares in the Plan account, as well as any Shares held directly by the shareholder.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies. If no vote is specified on an executed proxy, the Shares represented by such signed proxy will be voted FOR the election of the nine (9) nominees for trustee, FOR adoption and approval of the Articles of Amendment and Third Restated Declaration of Trust of the Company, and, in the proxy holder’s discretion, FOR such other business as may properly come before the Annual Meeting. The nine (9) nominees for trustee who receive the highest number of votes, voting in person or by proxy at the Annual Meeting, provided a quorum is present, shall be elected as trustees (Proxy Item No. 1). The affirmative vote of the holders of a majority of the issued and outstanding Shares will be required to adopt and approve the Articles of Amendment and Third Restated Declaration of Trust of the Company (Proxy Item No. 2).

     In tallying shareholder votes, abstentions (i.e., Shares for which a proxy is presented but abstains from voting on one or more matters) and “broker non-votes” (i.e., Shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter because it is a non-routine matter) will be counted for purposes of determining whether a quorum is present for the conduct of business at the Annual Meeting. For purposes of the vote required, abstentions and non-votes will have no effect on the election of trustees, and will act as a vote against the adoption of the Articles of Amendment and Third Restated Declaration of Trust.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the Annual Meeting by delivering to Michael A. Bosh, the Secretary and Associate General Counsel of the Company, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     The Company’s principal executive offices are located at 12 South Main Street, PO Box 1988, Minot, North Dakota 58702-1988. The Company’s telephone number is (701) 837-4738 and facsimile number is (701) 838-7785.

The remainder of this page has been intentionally left blank.

ELECTION OF TRUSTEES
(Proxy Item No. 1)

General

     The Second Restated Declaration of Trust of the Company provides that the number of trustees constituting the Board of Trustees (the “Board”) shall be neither fewer than five nor more than eleven. The Board currently consists of ten members. On May 21, 2003, the Board resolved to set the number of members of the Board to be elected at the Annual Meeting and to constitute the entire Board at nine members.

     At the Annual Meeting, nine trustees are to be elected for a term of one year (expiring at the 2004 Annual Meeting) or until the election and qualification of their successors. The persons proposed for election as trustees of the Company are John F. Decker, Daniel L. Feist, Charles Wm. James, Patrick G. Jones, Stephen B. Hoyt, Timothy P. Mihalick, Jeffrey L. Miller, Stephen L. Stenehjem and Thomas A. Wentz, Jr., each of whom is presently a member the Board.

     In the unanticipated event that any nominee should become unavailable for election or, upon election, should be unable to serve, the proxies will be voted for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment or, if none, the size of the Board will be reduced.

Vote Required

     The nine nominees who receive the highest number of votes will be elected as trustees. The Board unanimously recommends that the shareholders vote FOR Messrs. John F. Decker, Daniel L. Feist, Charles Wm. James, Patrick G. Jones, Steven B. Hoyt, Timothy P. Mihalick, Jeffrey L. Miller, Stephen L. Stenehjem and Thomas A. Wentz, Jr.

Nominees

     The following table sets forth certain information regarding each of the nominees, including their age, principal business experience during the past five years, the year they each first became a trustee and Board committee membership. No trustee currently serves as a trustee or board member for any other company that has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an Investment Company under the Investment Company Act of 1940, as amended.

	Principal Business Experience		Trustee	Board Committee
Trustee	During Past Five Years	Age	Since	Membership

John F. Decker	Financial Advisor/Senior Vice President of D.A. Davidson & Co., an investment banking firm	61	1998

	Principal Business Experience		Trustee	Board Committee
Trustee	During Past Five Years	Age	Since	Membership

Daniel L. Feist Vice Chairman	President of Feist Construction & Realty, a construction and real estate development company; Former Director of First Bank — Minot, N.A.; Former Director of ND Holdings, Inc. — Minot, ND; Chairman of the Board for the Minot Area Community Foundation	71	1985	Executive, Audit & Compensation

Steven B. Hoyt	Chief Executive Officer of Hoyt Properties, Inc., a property management company; Former Board Member of Stonehaven Realty Trust; Former President of Complast, Inc., a plastics manufacturing company	51	2001

Charles Wm. James	Senior Vice President of the Company; Managing Member of Thomas F. James Properties, L.L.C., an Arkansas commercial development company; Partner of Peak Properties Development, a Montana commercial development partnership; Partner of James Family Properties, a Minnesota commercial development partnership; Limited Partner of Thomas F. James Realty Limited Partnership, L.L.L.P., a commercial property management, company; Former Officer of T. F. James Company, an Iowa Corporation;	55	2003

Patrick G. Jones	Former General Manager of the Minot Daily News; Former President of Central Venture Capital Inc., an investment firm	55	1986	Audit

	Principal Business Experience		Trustee	Board Committee
Trustee	During Past Five Years	Age	Since	Membership

Timothy P. Mihalick	Senior Vice President & Chief Operating Officer of the Company; Board Member of Trinity Health Group; Former Vice President of Odell-Wentz & Associates, LLC	44	1999	Executive

Jeffrey L. Miller Chairman	President of M&S Concessions, Inc.; a food service and facility management company; Former President of Minot, North Dakota Coca-Cola Bottling franchise; Managing Partner of Miller Properties, LLP	59	1985	Executive & Compensation

Stephen L. Stenehjem	President & Chief Executive Officer of Watford City BancShares, Inc., a holding company; President & Chairman of First International Bank & Trust, Watford City, ND, a state banking and trust association	48	1999	Audit

Thomas A. Wentz, Jr.(1)	Senior Vice President & General Counsel of the Company; Director of SRT Communications, Inc.; Sole General Partner of Wenco, Ltd.; Shareholder & Attorney with Pringle & Herigstad, P.C. until December 31, 1999	37	1996

(1)	Mr. Wentz is the son of Thomas A. Wentz, Sr., the President and Chief Executive Officer of the Company.

INFORMATION CONCERNING THE BOARD OF TRUSTEES

Director Meetings

     During the year ended April 30, 2003, the Board held ten regular meetings and no special meetings. All of the trustees attended 75% or more of the meetings of the Board and the committees on which they served during the past year.

Committees

     The Board has created three committees in order to more effectively direct and review the Company’s operations and strategic outlook. In addition, the committees allow management to timely interface with and respond to factors affecting the ongoing operations of the Company. Further, management regularly consults with committee chairmen to review possible actions and seek counsel. Where appropriate, the Board delegates authority to committees (within specified parameters) to finalize the execution of various Board functions. While the committee structure has improved the level of Board oversight, it has also greatly increased the effort and time required of Board members who serve on the various committees.

     The Board has established the following committees: Audit, Compensation and Executive. The present members of these committees are indicated in the preceding section of this proxy statement. The Audit Committee of the Board met six times, while the Compensation Committee met once and the Executive Committee met two times during the fiscal year ended April 30, 2003.

     The Audit Committee is composed of three trustees, all of which are independent as that term is defined in the NASDAQ Marketplace Rules. Information regarding the functions performed by the committee is set forth in the “Report of the Audit Committee,” included on page 14 of this proxy statement. The Audit Committee is governed by a written charter that has been approved by the Board. The Compensation Committee reviews the compensation of the officers of the Company and the Company’s management succession plan. The Executive Committee has all powers of the Board with respect to the management and affairs of the Company, subject to limitations prescribed by the Board and by North Dakota law.

     The full Board acts as a nominating committee for purposes of selecting individuals to stand for election to the Board. The full Board will consider nominations from shareholders, provided such suggested nominations are received in writing on or before June 1st of each year. There are no formal nominating procedures or policies in place to be followed in connection with the making of a nomination.

Board Compensation

     During the year ended April 30, 2003, trustees not employed by the Company received annual fees of $13,700, plus $100 for each Board meeting they attended in person or via conference call. Additionally, the Chairman of the Board received an additional $3,700 for serving as the Chairman, the Vice Chairman of the Board received an additional $1,800 for serving as the Vice Chairman, and the Audit Committee members each received $100 for each Audit Committee meeting they attended in person or via conference call. No other committee members received additional fees for their committee services. Trustees who are employees of the Company do not receive any separate compensation or other consideration, direct or indirect, for service as a trustee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

     The following table lists, as of June 30, 2003, the beneficial ownership of Shares and limited partnership units of IRET Properties, a North Dakota Limited Partnership and subsidiary of the Company, which are convertible into Shares on a one-to-one basis at the option of the Company (“Units”), by (i) each trustee of the Company, (ii) the executive officers of the Company named in the Summary Compensation Table that follows and (iii) all trustees and executive officers of the Company as a group. The amounts shown are based on information provided by the individuals named. As of June 30, 2003, no person owned more than five percent (5%) of the total number of outstanding Shares and Units.

			Total Shares	Percent
Name of Beneficial Owner	Shares(1)	Units(2)	and Units	of Class(3)

Jeffrey L. Miller Trustee & Chairman of the Board	333,453	6,725	340,178	.73%
Daniel L. Feist Trustee & Vice Chairman of the Board	777,685	1,856	777,541	1.68%
C. Morris Anderson Trustee & Vice Chairman of the Board	4,759	171,170	175,929	.38%
John F. Decker Trustee	73,079	0	73,079	.16%
Patrick G. Jones Trustee	285,598	0	285,598	.62%
Stephen L. Stenehjem Trustee	24,614	0	24,614	.05%
Steven B. Hoyt Trustee	0	1,375,143	1,375,143	2.97%
Thomas A. Wentz, Sr. President & Chief Executive Officer	296,326	129,572	425,898	.92%
Timothy P. Mihalick, Trustee, Senior Vice President & Chief Operations Officer	35,080	0	35,080	.08%
Thomas A. Wentz, Jr. Trustee, Senior Vice President & General Counsel	195,289	10,374	205,663	.44%
Diane K. Bryantt Senior Vice President & Chief Financial Officer	6,742	0	6,742	.01%
Charles Wm. James Trustee & Senior Vice President	584,413	0	584,413	1.26%
Trustees and executive officers as a group	2,618,019	1,694,840	4,312,859	9.30%

(1)	The amounts and percentages of Shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Except as otherwise indicated, each individual has sole voting and sole investment power with regard to the Shares owned.

(2)	The Units do not have voting rights but are exchangeable for Shares at the option of the Company upon expiration of an initial mandatory holding period.

(3)	Percentage of class is based on a total of 46,378,907 Shares and Units outstanding as of June 30, 2003.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

     The following table summarizes the compensation paid to the Company’s Chief Executive Officer and the three other executive officers (the “Named Executive Officers”) whose compensation exceeded $100,000 for the period of May 1, 2002, to April 30, 2003.

					Other Annual
Name and Principal Position	Period		Salary	Bonus	Compensation(2)

Thomas A. Wentz, Sr.	2003		$144,195	$5,948	$3,550
President and Chief Executive	2002		138,600	5,775	3,643
Officer	2001	(1)	112,200	5,500	3,517
Timothy P. Mihalick	2003		157,293	122,703	19,657
Senior Vice President and	2002		151,200	52,482	19,060
Chief Operating Officer	2001	(1)	122,400	6,000	11,784
Thomas A. Wentz, Jr.	2003		131,078	92,567	17,685
Senior Vice President and	2002		126,000	39,888	16,460
General Counsel	2001	(1)	102,000	5,000	10,365
Diane K. Bryantt	2003		81,924	61,487	13,807
Senior Vice President and	2002		78,500	26,373	12,497
Chief Financial Officer	2001	(1)	65,900	0	0

(1)	The compensation figures for 2001 are for the ten-month period of July 1, 2000, through April 30, 2001. Prior to July 1, 2000, the Company was externally advised and had no employees.

(2)	Includes fringe benefits consisting of annual premiums for employee health, dental and disability insurance and annual contributions by the Company to the Company’s 401(k) and retirement plan on behalf of the named executive officers. Additionally, with respect to Mr. Mihalick, includes annual compensation of $751 for a vehicle and Country Club dues in the amount of $1,550.00.

Retirement and 401(k) Plan

     The Company’s retirement plan is intended to be a qualified retirement plan under the Internal Revenue Code of 1986, as amended (the “Code”). Under the retirement plan, participating employees (including the Named Executive Officers) may contribute up to 15% of their compensation, but not exceeding the amount allowed under applicable tax laws, and the Company contributes 71/2%. All fulltime employees of the Company over the age of 21 and with one year of service are eligible to participate in the retirement plan.

Compensation Committee Interlocks and Insider Participation

     None of the compensation committee members currently is, or was formerly, an officer or employee of the Company. None of the Company’s executive officers currently serves on the compensation committee or any similar committee of any other entity and none of the executive officers serves as a director for any other entity whose executive officers serve on the Company’s compensation committee.

Relationships and Related Transactions

Property Management Services

     Hoyt Properties, Inc., a provider of property management services (“Hoyt Properties”), is owned by Steven B. Hoyt, a member of the Board. During the fiscal year ended April 30, 2003, Hoyt Properties managed the following commercial buildings pursuant to written management contracts:

Cold Spring Center	4150 2nd Street South, St. Cloud, MN
2030 Cliff Road	2030 Cliff Road, Eagan, MN
Plymouth IV & V	5000 & 5010 Cheshire Lane, Plymouth, MN
Nicollet VII	12109-12139 Nicollet Avenue South, Burnsville, MN
Burnsville Bluffs	11351 Rupp Drive, Burnsville, MN
Pillsbury Business Center	8300-8324 Pillsbury Avenue South, Bloomington, MN
Bloomington Business Plaza	9201 East Bloomington Freeway, Bloomington, MN
Thresher Square	700 & 708 South 3rd Street, Minneapolis, MN
Wirth Corporate Center	4101 Dahlberg Drive, Golden Valley, MN
Brenwood Office Complex 1, 2, 3 & 4	5620, 5640, 5700, 5720 Smetana Drive, Minnetonka, MN

Effective July 1, 2003, Hoyt Properties, Inc. will no longer manage 2030 Cliff Road. The Company will manage such property directly.

     As compensation for its services, Hoyt Properties receives a monthly fee of 5% percent of the gross rental income, provided that such management fee is reimbursable by the building’s tenants pursuant to the tenant’s lease agreement. In the event that the Company is not reimbursed for such fee by a tenant and must pay such fee from our rent proceeds, the annual fee is 3.5% of the gross rental proceeds. In addition to such management fee, Hoyt Properties is paid a separate fee for leasing space to tenants at each location. Any leasing commissions earned by Hoyt Properties are not reimbursed by the building’s tenants. The leasing commission rates are set forth in a written contract between the Company and Hoyt Properties.

     Each of the written management and leasing contracts with Hoyt Properties commenced on April 1, 2001, with the exception of the contracts for Bloomington Business Plaza, which commenced on October 1, 2001, Thresher Square, which commenced on January 2, 2002, Wirth Corporate Center, which commenced on April 1, 2002, and Brenwood Office Complex, which commenced on October 1, 2002. All such contracts may be terminated by either party on 30 days written notice for any reason and without penalty. In Fiscal 2003, the Company paid management fees to Hoyt Properties in the amount of $503,976, 100% of which has been reimbursed by the tenants. Additionally, during that same period, the Company paid leasing commissions to Hoyt Properties in the amount of $186,290.39. The Company believes that all of the terms of the management contracts are commercially reasonable and are on terms no less favorable than we could have obtained from unrelated property management firms.

Acquisition of Brenwood Office Complex from Steven B. Hoyt, Marisa Moe and Natalie Hoyt

     During Fiscal 2003, the Company acquired four commercial buildings from affiliates of Steven B. Hoyt, a member of the Board. On October 1, 2002, the Company acquired a 51% ownership interest in IRET-BD, LLC, a Minnesota limited liability company, for $13,107,000, with the total joint venture project having an independent third-party appraised value of $25,700,000. The joint venture partners are Steven B. Hoyt, Marisa Moe and Natalie Hoyt, who own 29.44%, 9.8% and 9.8% respectively. Marisa

Moe and Natalie Hoyt are the adult daughters of Steven B. Hoyt. Steven B. Hoyt, Natalie Hoyt and Marisa Moe acquired their respective interest in the joint venture by contributing a parcel of real estate known as Brenwood Office Complex located at 5620 in Minnetonka, Minnesota, which was previously acquired on February 1, 2002, by Steven Hoyt, Natalie Hoyt and Marisa Moe for a purchase price of $12,500,000. This transaction required the approval of a majority of the Board and a majority of the independent members of the Board. Such approval was obtained on August 21, 2003. The office complex was appraised by an independent third-party MAI appraiser on September 13, 2002, at $13,900,000. In addition to the purchase price, the joint venture incurred acquisition costs of $132,886.

     The project consists of the four office buildings contributed by Steven B. Hoyt, Marisa Moe and Natalie Hoyt, as well as three industrial/warehouse buildings purchased by the joint venture on October 1, 2002, for $11,800,000. The individual properties are as follows:

			Leasable
Property	Address	Year Built	Square Footage	Floors

Brenwood I	5720 Smetana Drive, Minnetonka, MN	1979/80	50,150	4
Brenwood II	5700 Smetana Drive, Minnetonka, MN	1979/80	51,077	4
Brenwood III	5640 Smetana Drive, Minnetonka, MN	1979/80	38,065	3
Brenwood IV	5620 Smetana Drive, Minnetonka, MN	1979/80	37,625	3
4121 Dixon Avenue	Des Moines, IA	1977	177,431	1
4141 Dixon Avenue	Des Moines, IA	1977	263,196	1
4161 Dixon Avenue	Des Moines, IA	1979	164,084	1

     The Company’s 51% interest in the joint venture was acquired by contributing cash in the amount of $1,546,765, with the balance paid by the assumption, joint and severally with the joint venture partners, of existing debt with an unpaid principal balance of $22,729,238 as of October 1, 2002. The assumed debt consists of a loan from Allstate Life Insurance Company secured by a first mortgage on the Brenwood Office Complex, with an unpaid principal balance $8,769,176 as of October 1, 2002, bearing interest at a fixed rate of 8.1%, and amortized over 25 years with monthly installment payments of $70,061, with a final payment of all outstanding principal due on October 1, 2010.

     The balance of the assumed debt of $5,254,037 on April 30, 2003, currently consists of two short-term unsecured promissory notes from us as the managing member. Both notes bear interest at a variable rate equal to the Prime Rate plus 150 basis points or 1.5%. The rate is currently 6% with a provision that the rate may never be below 6%. The joint venture secured permanent fixed financing from a third party lender covering the Dixon Avenue location.

     As of April 30, 2003, the Brenwood Office Complex is 81% leased to approximately 25 different tenants, with remaining lease terms of one month to five years. No one tenant occupies more than 22% of the total leasable space. As of April 30, 2003, the three Dixon Avenue buildings are 93% leased to nine different tenants, with remaining lease terms of one month to five years. No one tenant occupies more than 32% of the total leasable space.

Charles Wm. James Ripley and Excelsior Options

     On February 1, 2003, the Company entered into a merger agreement with the T. F. James Company. As part of the merger agreement, two affiliated entities of the T. F. James Company, Thomas F. James Realty Limited Partnership, L.L.L.P. and Thomas F. James Properties, LLC, were granted the right to purchase certain real property acquired by the Company as a result of the merger. Charles Wm. James, a member of the Board, has an ownership interest in each of Thomas F. James Realty Limited Partnership, L.L.L.P. and Thomas F. James Properties, LLC, of less than ten percent. Both agreements required the approval of a majority of the Board and a majority of the independent members of the Board. Such approval was obtained on February 12, 2003. Under the terms of the agreement, the Thomas F. James Realty Limited Partnership, L.L.L.P. purchased a parcel of property located in Ripley, Tennessee for $250,000. Under the terms of the agreement, Thomas F. James Properties, LLC has the option, but not the obligation, to purchase a commercial strip mall located in Excelsior, Minnesota, for the sum of $900,000, plus an annual Consumer Price Index increase from February 2003 until the date the option is exercised. The option purchase price is equal to the price the Company paid closing on February 1, 2003. The purchase price is equal to the value set by an independent appraisal. Until such time as the option is exercised, the Company will continue to operate the property and collect all rents from the tenants.

Director and Executive Officer Loans

     As a result of the acquisition of Odell-Wentz & Associates, L.L.C., the company that acted as advisor prior to July 1, 2000, the Company assumed a note receivable from Mr. Mihalick in the amount of $101,001.80. Proceeds of said note were used to purchase Shares. The note bears interest at New York Prime less 1% and is payable on demand. The note was paid in full by Mr. Mihalick on October 4, 2002, including principal and interest in the amount of $92,769.

     On January 16, 2002, the Board authorized an UPREIT unit loan program that was available to persons holding $1.0 million or more of IRET Properties limited partnership units. Under such loan program, the Company could lend up to 50% of the value of the borrower’s limited partnership units, with such value to be based on the closing price of the Shares on the NASDAQ National Market on the date of the loan. Such loans were to be for terms of two years or less, secured by the borrower’s limited partnership units in IRET Properties and at a variable interest rate of 1.5% over the interest rate charged to us by a participating lender. The interest rate adjusted on the first of each month. In connection with such loans, the Company charged a .5% loan fee.

     On January 30, 2002, a loan in the amount of $3.5 million was made to Steven B. Hoyt, a member of the Board. The Board approved such loan. The terms of the loan required Mr. Hoyt to make quarterly interest payments beginning April 1, 2002, with the full balance of the principal sum due on or before January 31, 2004. The initial interest rate was equal to the Wall Street Journal Prime Rate as of January 31, 2002, plus 1.5%, which equaled 6.25%. Mr. Hoyt paid a $17,500 loan fee to the Company at the loan closing on January 30, 2002. On March 31, 2002, Mr. Hoyt made his first required interest payment of $35,958.90. On June 30, 2002, Mr. Hoyt made his second required quarterly interest payment of $54,537.67. On October 1, 2002, Mr. Hoyt repaid the loan in full in the amount of $3,500,000 plus accrued interest in the amount of $55,136.99.

Security Sale Services

     D.A. Davidson & Co. is a corporation that has, and may in the future, on a best-efforts basis, participated in offerings of the Company’s Shares. John F. Decker, a member of the Board, is an employee of D.A. Davidson. In connection with the Company’s two most recent offerings, D.A. Davidson & Co. participated as a member of the selling syndicate and sold 600,000 and 700,000 Shares, respectively. In connection with offerings during the fiscal year ended April 30, 2002, the Company authorized and paid D.A.

Davidson commissions in the amount of $490,000, and reimbursed it for legal and travel expenses in the amount of $4,814. Of these amounts, Mr. Decker personally received $37,370 in compensation from D.A. Davidson in connection with such offerings. The Company did not pay any commissions or expenses to D.A. Davidson during the fiscal year ended April 30, 2003.

COMPENSATION COMMITTEE REPORT
ON COMPENSATION OF EXECUTIVE OFFICERS

General

     The Compensation Committee of the Board (the “Committee”) administers the Company’s executive compensation program. The Committee is composed entirely of independent trustees.

     The objective of the Company’s executive compensation program is to develop and maintain executive reward programs that contribute to the enhancement of shareholder value while attracting, motivating and retaining key executives who are essential to the long-term success of the Company. As discussed in detail below, the Company’s executive compensation program consists of both fixed (base salary) and variable (incentive) annual compensation elements. Variable compensation consists of an annual cash bonus awarded from the annual incentive bonus program described below. Each year, the Committee evaluates executive compensation by reviewing the following: (i) the Company’s performance during the year, (ii) individual performance during the year based on previously defined objectives, and (iii) compensation data of companies that are considered to be similar to the Company for performance purposes.

Base Salary

     Base salaries for the executive officers of the Company, including the Chief Executive Officer, are designed to compensate such individuals for their sustained performance. For the calendar year ended December 31, 2002, base salaries were established by evaluating the responsibilities of the position held, the experience of the particular individual, a comparison of salaries paid for comparable positions by other companies in the real estate industry and the Committee’s desire to achieve the appropriate mix between fixed compensation and incentive based compensation. Salary information for companies that are similar to the Company was obtained by reference to the public disclosures made in the Securities and Exchange Commission (“SEC”) filings by such companies.

     It is the Company’s policy that base salaries of the executive officers, including the Chief Executive Officer, will generally be increased on January 1 of each year by the greater of the consumer price index (“CPA”) or five percent (5%). Such increase may be increased or decreased, at the discretion of the Committee, based on, among other things, the individual’s performance over the past year, changes in the individual’s responsibility or necessary adjustments to maintain base salaries that are competitive with industry practices and similar companies. For the calendar year beginning January 1, 2003, executive base salaries were increased by 3%, as opposed to the greater of the CPA or 5%, because the Company experienced a larger than anticipated increase in health insurance and the Company pays 100% of such insurance for its executive officers.

Incentive Bonus Program

     The annual cash incentive bonus program is designed to provide incentive compensation to the Company’s employees, including the Chief Executive Officer, by linking bonus compensation to the Company’s annual performance. The Company considers Funds From Operations (“FFO”) to be a useful measure of performance for an equity real estate investment trust (“REIT”). As such, the Company has created an incentive bonus program wherein a bonus pool is established in an amount equal to ten percent (10%) of the Company’s increase in Funds From Operation (“FFO”) per diluted Share. Such increase in FFO is based on an equivalent basis each fiscal year, with such calculation approved by the Committee. The bonus pool is capped at an amount equal to the total base salaries of the top three highly compensated executive officers and no one person may be awarded more than 40% of the total bonus pool in any one year. The Chief Executive Officer and the Chief Operating Officer are responsible for determining the amount to be granted to each executive officer and each employee based on the achievement of predetermined objectives agreed upon by the employee and the Committee prior to the start of each fiscal year. Approximately 75% of the bonus pool is paid out on or before May 15 of each year, with the remaining 25% paid out upon the completion of the Company’s annual financial report. The Summary Compensation Table shows the bonuses paid under the annual cash incentive bonus program to the Company’s Chief Executive Officer and the other Named Executive Officers during the year ended April 30, 2003.

     Executive base salary is not based on the Company’s annual performance. Rather, base salary is based on what pay level is necessary to attract and retain executives capable of properly managing the Company’s daily operations and functions. Regardless of the Company’s performance, base salary will only increase or decrease to the extent necessary to attract and retain executives who possess the skills necessary to effectively manage the Company’s daily operations. The Board does not use base salary as a reward for performance. The annual bonus program as described above is the only form of compensation tied to company performance. If the Company increases its FFO from the prior year, the executives are rewarded accordingly. If the Company’s performance does not improve, there is no bonus. For the fiscal year ending April 30, 2003, the Company’s FFO did not increase from the prior year. As a result, the Compensation Committee has determined that there will be no incentive bonus paid for the fiscal year ended April 30, 2003. The bonus payment disclosed in this proxy statement is based on the Company’s financial performance for the fiscal year ending April 30, 2002, during which the Company’s FFO increased by 29.9%.

     The current compensation program is policy only and may be changed by the Board at anytime without notice to or approval by the shareholders. The Company is in a very competitive industry where success is based largely on the ability of senior management to properly identify, acquire, and manage real estate properties. Therefore, to properly manage and grow the Company, it may be necessary to increase the base salary and cash incentive bonus program in order to attract and retain qualified executives.

Members of the Compensation Committee

C. Morris Anderson
Daniel L. Feist
Jeffrey L. Miller

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board (the “Audit Committee”) oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee reviewed with the Company’s independent auditors, Brady, Martz & Associates, P.C., who is responsible for expressing an opinion on the conformity of those audited financial statements with auditing standards generally accepted in the United States of America, the independent auditor’s judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and, specifically, under SAS 61. Additionally, the Audit Committee discussed with the independent auditors their independence from management and the Company, including the matters in the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, and has considered the compatibility of non-audit services with the auditors’ independence.

     The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended April 30, 2003, for filing with the SEC. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s independent auditors.

     The Audit Committee is governed by a written charter that was approved by the Board on May 10, 2000, and is attached as Exhibit A to the Definitive Proxy Statement on Schedule 14A dated August 10, 2001.

Members of the Audit Committee

Daniel L. Feist
Patrick G. Jones
Stephen L. Stenehjem

COMPARATIVE STOCK PERFORMANCE

     Set forth below is a graph that compares, for the five fiscal years ended April 30, 2003, the cumulative total returns for the Shares with the comparable cumulative total return of two indexes:

•	Standard and Poor’s (“S&P”) 500 Stock Index; and

•	The NAREIT Equity Index, which is an index prepared by the National Association of Real Estate Investment Trusts (“NAREIT”), which includes all tax qualified equity REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market.

     The performance graph assumes that on May 1, 1998, $100 was invested in the Shares (at the closing price of the previous trading day) and in each of the indexes. The comparison assumes the reinvestment of all distributions.

April 30,	1998	1999	2000	2001	2002	2003

IRET	100	130	147	156	193
S&P 500	100	172	189	165	217
NAREIT	100	106	106	125	152

APPROVAL OF THE ARTICLES OF AMENDMENT AND
THIRD RESTATED DECLARATION OF TRUST
(Proxy Item No. 2)

     Subject to the approval of the shareholders, the Board has unanimously approved the Articles of Amendment and Third Restated Declaration of Trust (the “Third Restated Declaration of Trust”). A summary of the material differences between the Second Restated Declaration of Trust of the Company and the Third Restated Declaration of Trust are described below. This description is qualified in its entirety by reference to the form of the Third Restated Declaration of Trust attached as Exhibit A. The affirmative vote of a majority of the issued and outstanding Shares is required to approve this proposal. The Board unanimously recommends a vote FOR this proposal.

Purposes for the Third Restated Declaration of Trust

     The Board is asking the shareholders to approve the Third Restated Declaration of Trust for several reasons. The Third Restated Declaration of Trust removes all references to a “sponsor” or “advisor” and, as such, more accurately reflects the corporate governance of the Company. The Company has been self-advised since it acquired its advisor, Odell-Wentz & Associates, L.L.C., effective July 1, 2000, and the Board believes that it is desirable for the Company’s organizational documents to be updated to reflect such change.

     The Third Restated Declaration of Trust simplifies the governance of the Company by the removing several provisions regarding the Company’s investment policies, borrowing and other limitations and compensation and fees. The Board intends to include such provisions in its Second Restated Trustees’ Regulations (Bylaws) (the “Bylaws”) to be adopted following the approval of the Third Restated Declaration of Trust. The removal of such provisions from the Third Restated Declaration of Trust, and the inclusion of the same in the Bylaws, will have the effect of eliminating the shareholder approval requirement that is currently needed to amend such provisions. The Board believes that, however, that such flexibility is both necessary and desirable in that it would enable the Board to amend such provisions from time to time as may be necessary to maintain the Company’s REIT qualification and to conform to any corporate governance requirements that are promulgated by NASDAQ or any other regulatory agency. Further, as provided in the Third Restated Declaration of Trust, the shareholders will ultimately control the Bylaws in that they have the authority to repeal or change the Bylaws by the affirmative vote of not less than a majority of Shares then outstanding and entitled to vote.

     The Third Restated Declaration of Trust incorporates modified provisions regarding transfer restrictions and ownership limitations of Shares. The Board believes that such provisions are desirable because they eliminate the requirement that the Company redeem Shares in the event that the direct or indirect ownership of Shares has or may become concentrated to an extent that would prevent the Company from qualifying as a REIT. In addition to preserving the Company’s status as a REIT, such transfer restrictions and ownership limits may prevent any person or a small group of persons from acquiring control of the Company. While these provisions may be deemed to have anti-takeover effects, such provisions are not being proposed by the Company as part of an effort to adopt anti-takeover measures and the Company is not currently aware of any threatened takeover of the Company.

     The Third Restated Declaration of Trust incorporates modified provisions regarding the capitalization of the Company. Currently, the Company has one class of Shares. If the Board desires to establish another class or series of shares, it would have to amend the Second Restated Declaration of Trust and obtain shareholder approval in connection with such amendment. The Third Restated Declaration of Trust would give the Board the authority to establish by resolution more than one class or series of Shares and to fix the relative rights and preferences of such different class or series of shares without the prior approval of the shareholders. The Board, in its sole discretion, could establish different classes or series of shares that have rights and preferences that are superior to the rights and preferences of the Shares without further action by the shareholders. Although the Board does not have any current plans to establish different classes or series of shares with rights and preferences that are superior to those of the Shares, the Board believes that such authority is desirable because of the flexibility it offers in connection with future real estate transactions and capital raising activities. While these provisions may be deemed to have anti-takeover effects, such provisions are not being proposed by the Company as part of an effort to adopt anti-takeover measures and the Company is not currently aware of any threatened takeover of the Company.

     Finally, the Third Restated Declaration of Trust modifies certain of the Company’s corporate governance provisions so that the Company’s provisions more closely mirror those used by other REITs. The revised corporate governance provisions include provisions regarding trustee conflicts of interest; transferability, transfer restrictions and ownership limitations; annual meeting requirements; quorum requirements; special meeting requirements; notice requirements; voting requirements; trustee qualifications; removal of trustees and vacancies; termination of the Company; and amendments to the trust.

Summary of Material Changes

     The Third Restated Declaration of Trust removes the following:

•	Any and all references to, and provisions regulating, the “advisor” and “sponsor.”

•	The prohibition that the Company may not be primarily engaged in investing, reinvesting or trading in securities.

•	The provision regarding roll-up transactions currently set forth in Article 1, Section 7.I. of the Second Restated Declaration of Trust.

•	The limitation that the total expenses associated with the offering of any issuance of Shares may not exceed 15% of the gross offering amount currently set forth in Article 2, Section 3 of the Second Restated Declaration of Trust.

•	The requisite information to be included in the annual report currently set forth in Article 3, Section 1.D. of the Second Restated Declaration of Trust.

•	The provision regarding distribution reinvestment plans currently set forth in Article 3, Section 1.F. of the Second Restated Declaration of Trust.

•	The provisions setting forth certain conditions that must be met in order for a member of the Board to be indemnified and held harmless against claims and liabilities to which such member becomes subject by reason of his being or having been a member of the Board.

     The Third Restated Declaration of Trust removes the following, which the Company intends to incorporate into the Bylaws to be adopted following the approval of the Third Restated Declaration of Trust:

•	The section regarding the investment policies of the Company currently set forth in Article 1, Section 7.E. of the Second Restated Declaration of Trust.

•	The section regarding the borrowing limitations of the Company currently set forth in Article 1, Section 7.J. of the Second Restated Declaration of Trust.

•	The section regarding other limitations currently set forth in Article 1, Section 7.K. of the Second Restated Declaration of Trust.

•	The section regarding fees, compensation and expenses of the Company currently set forth in Article 1, Section 8 of the Second Restated Declaration of Trust.

     The Third Restated Declaration of Trust adds the following:

•	Provisions regarding limitation of liability for the officers of the Company and members of the Board to the maximum extent that North Dakota law permits the limitation of the liability of officers or trustees of a REIT or, in the absence of any North Dakota statute limiting the liability of officers or trustees of a North Dakota REIT, no officer or trustee will be liable to the Company or any shareholder for money damages except to the extent that (i) the officer or trustee actually received an improper benefit or profit, for the amount of the benefit or profit actually received; or (ii) a judgment or other final adjudication adverse to the officer or trustee is entered in a proceeding based on a finding in that proceeding that the officer’s or trustee’s action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

•	Provisions regarding the election of a chairman of the Board and the election of officers of the Company.

•	A provision regarding indemnification of the officers and employees of the Company to the fullest extent permitted by North Dakota law.

     The Third Restated Declaration of Trust modifies provisions regarding trustee conflicts of interest; transferability, transfer restrictions and ownership limitations; annual meeting requirements; quorum requirements; special meeting requirements; notice requirements; voting requirements; trustee qualifications; removal of trustees and vacancies; termination of the Company; and amendments to the trust. A comparison of such provisions as they currently exist in the Second Restated Declaration of Trust and as would exist in the Third Restated Declaration of Trust is set forth in the table below.

TRUSTEE CONFLICTS OF INTEREST

Second Restated Declaration of Trust	Third Restated Declaration of Trust

Generally, any transaction between the Company and any trustee, or any affiliate of the trustee, must be approved by a majority of trustees (including a majority of the independent trustees) not otherwise interested in such transaction as being fair and reasonable to the Company. Further, specific types of transactions have the following additional requirements:	Any transaction between the Company and any trustee or any affiliate would be required to be approved by (i) a majority of the trustees not otherwise interested in the transaction as being fair and reasonable to the Company, and (ii) a majority of the independent trustees not otherwise interested in the transaction as being fair and reasonable to the Company. Additionally, the Company, or any affiliate, would not be able to purchase any asset from any trustee (or any affiliate) at a cost exceeding the
• Sales and Leases to the Company by a trustee, or an affiliate of a trustee, must be at a price to the

TRUSTEE CONFLICTS OF INTEREST

Second Restated Declaration of Trust	Third Restated Declaration of Trust

    Company no greater than the cost of the asset to the trustee or, if the price to the Company exceeds such cost, that substantial justification exists for such excess and such excess is reasonable. In no event may the cost of the asset exceed its current appraised value.
current appraised value of the such asset, or sell any asset to any trustee (or any affiliate) at a cost less than the current appraised value of such asset.

•  The borrowing of money by the Company from a trustee, or an affiliate of a trustee, must be fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

• Joint ventures between the Company and a trustee, or an affiliate of a trustee, must be on substantially the same terms and conditions as those received by other joint venturers.

•  All other transactions between the Company and a trustee, or an affiliate of a trustee, must be on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

In all cases in which assets are acquired by the Company from a trustee, or affiliate of a trustee, the fair market value of the assets must be determined by an independent expert selected by the independent trustees.

TRANSFERABILITY, TRANSFER RESTRICTIONS AND OWNERSHIP LIMITATIONS

Second Restated Declaration of Trust	Third Restated Declaration of Trust

To ensure compliance with the Code provisions governing REITs, the Board can redeem Shares from any shareholder at any time. Additionally, the Board may refuse to transfer Shares to any person if such transfer would violate the Code provisions.	To ensure compliance with the Code provisions governing REITs, no person could own Shares in excess of a specified ownership limit. The ownership limit is presently 9.8% of the Shares. The ownership limit can be adjusted by the Board provided that, after the adjustment, no person can own more than 49.9% of the Shares.

Any transaction, other than a transaction entered into through the NASDAQ National Market or other similar exchange, that would result in the following will be void ab initio: (i) a person owning Shares exceeding the ownership limit; (ii) less than 100 people owning Shares; (iii) the Company being “closely held” within the meaning of Section 856(h) of the Code; (iv) 50% or more of the fair market value of the Shares being held by persons other than United States Persons, as defined in Section 7701(a)(30) of the Code (“Non-U.S. Persons”); or (v) the Company’s disqualification as a REIT under Section 856 of the Code. If a transfer or other event occurs that is not void ab initio and that would result in one of the events described above, then the that Shares are in excess of the ownership limit, that cause the Company to be “closely held,” that result in 50%

TRANSFERABILITY, TRANSFER RESTRICTIONS AND OWNERSHIP LIMITATIONS (continued)

Second Restated Declaration of Trust	Third Restated Declaration of Trust

or more of the fair market value of the Shares to be held on Non-U.S. Persons or that result in the Company’s disqualification as a REIT, would automatically be exchanged for an equal number of Excess Shares.

The Board may refuse to give effect to, or may prevent, any transfer that would disqualify the Company as a REIT or that would cause Non-U.S. Persons to own more than 50% of the Shares. Any person who acquires or attempts to acquire Shares that in so doing would disqualify the Company as a REIT or would cause Non-U.S. Persons to own more than 50% of the Shares, must immediately give the Company written notice, or, in the case of an attempted transfer, give the Company 30 days prior written notice of such transfer and must provide information about the transfer that the Company requests.

Within 30 days of January 1 of each year, any person who owns more that 5% of the Shares must give written notice to the Company. Such notice must contain the name and address of such owner, the number of Shares, how the shares are held, and such other information as the Company reasonably requests.

Upon any transaction or event which causes Excess Shares, such Excess Shares will be transferred to the Excess Share Trustee for the exclusive benefit of the charitable beneficiaries named by the Board. Any dividends on Excess Shares will be paid to the Excess Share Trust for the benefit of the charitable beneficiaries. The Excess Share Trustee will be entitles to vote the Excess Shares on any matter. The Excess Share Trustee may only transfer the Shares held in the Excess Share Trust as follows: (i) at the direction of the Board to a person whose ownership of the Shares would not violate the ownership limit; (ii) if Shares were transferred to the Excess Share Trustee due to a transaction or event that would have caused a violation of the ownership limit or would have caused the Company to be “closely held,” the Excess Share Trustee will transfer such shares to the person who makes the highest offer for the Shares, pays the purchase price, and whose ownership will not violate the ownership limit or cause the Company to be “closely held”; (iii) if Shares were transferred to the Excess Share Trustee due to a transaction or event which would have caused Non-U.S. Persons to own more than 50% of the value of the Shares, the Excess Share Trustee will transfer such shares to the United States Person who makes the highest offer for the Shares, pays the purchase price, and whose ownership will not violate the ownership limit or cause the

TRANSFERABILITY, TRANSFER RESTRICTIONS AND OWNERSHIP LIMITATIONS (continued)

Second Restated Declaration of Trust	Third Restated Declaration of Trust

Company to be “closely held.”

When the Excess Share Trustee makes any transfer, the person whose share were exchanged for Excess Shares (the “Purported Record Transferee”) will receive (i) the lesser of (A) the price paid by the Purported Record Transferee, or if the Purported Record Transferee did not give value for the shares, the market price of the Shares on the day the Shares were exchanged for Excess Shares, and (B) the price received by the Excess Share Trust for the Shares, minus (ii) any dividend received by the Purported Record Transferee that the Purported Record Transferee was under an obligation to pay over to the Excess Share Trustee but has not repaid at the time of the distribution of proceeds , and minus (iii) any compensation for or expense of the Excess Share Trustee.

Each certificate for Shares will bear a legend that describes the various transfer restrictions to which the Shares are subject.

SHARES

Second Restated Declaration of Trust	Third Restated Declaration of Trust

All Shares shall be without par value, shall be of the same class, shall have equal voting, distribution, liquidation and other rights and shall be fully paid and non assessable.	The Board will have the authority to establish by resolution more than one class or series of Shares and to fix the relative rights and preferences of such different classes or series. Any resolution of the Board establishing more than one class or series of Shares and fixing the relative rights and preferences of such different classes or series shall become part of the Third Restated Declaration of Trust. Unless and until more than one class or series of Shares is established by the Board, all Shares shall be without par value; shall be of the same class; shall have equal non-cumulative voting rights at the rate of one vote per Share; shall have equal dividend, distribution, liquidation and other rights; shall have no preference, conversion, exchange, sinking fund or redemption rights; and shall be fully paid and non-assessable.

ANNUAL SHAREHOLDER MEETING

Second Restated Declaration of Trust	Third Restated Declaration of Trust

The annual meeting of shareholders will be held upon reasonable notice and within a reasonable period (not less than 30 days) following the delivery of the annual report.	The annual meeting of shareholders would be held upon proper notice at a convenient location and within a reasonable period following the delivery of the annual report.

QUORUM

Second Restated Declaration of Trust	Third Restated Declaration of Trust

The holders of a majority of Shares, present in person or by proxy, will constitute a quorum at any meeting.	The holders of 33 1/3 of the outstanding Shares entitled to vote any meeting represented in person or

QUORUM (continued)

Second Restated Declaration of Trust	Third Restated Declaration of Trust

The quorum for the election of trustees is 50% of the outstanding Shares.	by proxy would constitute a quorum.

SPECIAL MEETINGS

Second Restated Declaration of Trust	Third Restated Declaration of Trust

A special meeting of the shareholders may be called by the chief executive officer, a majority of the trustees, or a majority of the independent trustees and by an officer upon written request of the shareholders holding in the aggregate not less than 10% of the outstanding Shares entitled to vote at such meeting.	A special meeting could be called by a majority of the Board or by the Chief Executive Officer, and could be called upon the written request of shareholders holding in the aggregate not less than 10% of the outstanding Shares entitled to vote in the manner provided in the Bylaws.

NOTICE

Second Restated Declaration of Trust	Third Restated Declaration of Trust

Written notice of a special meeting must be provided not less than 15 nor more than 60 days after the distribution of such notice.	Written notice for both annual and special meetings would be required to be delivered not less than 15 nor more than 75 days before the meeting.

VOTING REQUIREMENTS

Second Restated Declaration of Trust	Third Restated Declaration of Trust

The majority of the outstanding Shares is required to: amend the Second Restated Declaration of Trust; terminate the Company and remove trustees.

Without concurrence of a majority of the outstanding Shares, the trustees of the Company may not: amend the Second Restated Declaration of Trust, except for amendments which do not adversely affect the rights, preferences and privileges of shareholders, including amendments to provisions relating to trustee qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions; sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business or in connection with the liquidation or dissolution; cause the merger or other reorganization of the Company or dissolve or liquidate the Company.	The affirmative vote of not less than a majority of Shares then outstanding and entitled to vote would be required to: terminate the Company; merge the Company with or into another entity; consolidate the Company with one or more other entitles into a new entity; or sell or otherwise dispose of all or substantially all of the assets of the Company.

Amendments to the Third Restated Declaration of Trust would require (i) if approved by a majority of the entire Board, the affirmative vote of a majority of shareholders present in person or proxy at a meeting at which a quorum is present; or (ii) if not approved by the Board, the affirmative vote of not less than a majority of the Shares then outstanding and entitled to vote.

NUMBER OF TRUSTEES AND TRUSTEE QUALIFICATIONS

Second Restated Declaration of Trust	Third Restated Declaration of Trust

There may not be less than five or more than 11 trustees, as fixed by the Trustees’ Regulations, a majority of whom must be independent. An “independent trustee” is any trustee who is not associate, and has not been associated within the last two years, the sponsor or advisor of the Company.

Trustees must be at least 18 years old with no less than	The Board could be comprised of not less than five or more than 15 trustees. A majority of the trustees would be required to be independent trustees. An “independent trustee” would be defined as a trustee who is not currently associated with the Company, either directly or indirectly, and has not been associated with the Company, either directly or indirectly, within the last two years.

NUMBER OF TRUSTEES AND TRUSTEE QUALIFICATIONS (continued)

Second Restated Declaration of Trust	Third Restated Declaration of Trust

three years of relevant real estate experience.	Trustees would be required to be natural persons who are at least 21 years old.

REMOVAL OF TRUSTEES AND VACANCIES

Second Restated Declaration of Trust	Third Restated Declaration of Trust

The majority of the outstanding Shares is required to remove trustees.

Vacancies among the trustees may be filled by a written designation signed by a majority of the remaining trustees, provided a vacancy among the independent trustees shall be filled by action of a majority of only the independent trustees.	A trustee could be removed with or without cause (i) by the shareholders by the affirmative vote of not less than 2/3 of the Shares then outstanding and entitled to vote or (ii) by the trustees then in office by a 2/3 vote, provided, however, that an independent trustee could only be removed by the other independent trustees then in office by a two-thirds vote of such other independent trustees.

A vacancy could be filled (i) by the shareholders at a special meeting of shareholders called for such purpose, (ii) by the shareholders by written consent, (iii) by the trustees then in office (provided that a vacancy among the independent trustees can only be filled by a majority of the remaining independent trustees), or (iv) by the shareholders at the next annual meeting of shareholders.

TERMINATION OF THE COMPANY

Second Restated Declaration of Trust	Third Restated Declaration of Trust

In any event, the Company will continue only until the expiration of 20 years after the death of the last survivor of the original trustees named in the Second Restated Declaration of Trust. The shareholders may earlier terminate the Company by an affirmative vote of the holders of a majority of the issued and outstanding Shares.	The duration of the Company would be perpetual or, if perpetual duration is not permitted, on the latest date permitted by law. The shareholder could earlier terminate the Company by an affirmative vote of not less than a majority of the Shares then outstanding and entitled to vote on such matter.

AMENDMENT OF DECLARATION OF TRUST

Second Restated Declaration of Trust	Third Restated Declaration of Trust

Amendments, if approved by the Board, may be made by the shareholders by a vote of a majority of the issued and outstanding Shares.

Amendments may be made by the shareholders, without the prior approval of the Board, by a vote of the majority of the outstanding Shares.

The Board may make amendments, without the prior approval of shareholders, to incorporate one or more particular limitations or restrictions on the policies or operations of the Company to enable the Company to issue or sell Shares.	Amendments, if approved by the Board, could be made by the shareholders by a vote of a majority of the shareholders present in person or by proxy at a meeting at which a quorum is present.

Amendments could be made by the shareholders, without the prior approval of the Board, by the affirmative vote of not less than a majority of Shares then outstanding and entitled to vote.

The Board could make amendments by 2/3 vote, without the prior approval by shareholders, to enable the Company to qualify as a REIT under the REIT provisions of the Code or under Chapter 10-34 of the North Dakota Century Code.

Effectiveness of the Third Restated Declaration of Trust

     If approved by the shareholders at the annual meeting, the Third Restated Declaration of Trust will become effective when all members of the Board have signed the Third Restated Declaration of Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act (“Section 16(a)”) requires that the trustees and executive officers of the Company file with the SEC, within specified monthly and annual due dates, initial reports of ownership in the Shares and reports of changes in ownership of Shares. The Company is required to disclose whether it has knowledge that any person required to file such reports may have failed to do so in a timely manner. To the Company’s knowledge, based solely on review of the copies of such reports furnished to it and written representations that no other reports were required during the year ended April 30, 2003, all of the trustees and executive officers of the Company have timely satisfied their Section 16(a) reporting obligations for the year ended April 30, 2003, except that Mr. Michael Bosh, the Associate General Counsel and Secretary, did not timely file a Form 4 for a transaction occurring in March, 2003, Mr. Patrick Jones, a trustee, did not timely file a Form 4 a transaction occurring in February, 2003, and Mr. Jeffrey Miller, a trustee, did not timely file a Form 4 for a transaction occurring in January, 2003. Each of these transactions were subsequently reported on Forms 5 filed for each respective person for the fiscal year ended April 30, 2003.

INDEPENDENT PUBLIC ACCOUNTANTS

     Brady, Martz & Associates, P.C., a certified public accounting firm, provided services to the Company during the fiscal year ended April 30, 2003, which included the examination of the Company’s Annual Report to Shareholders on Form 10-K, timely reviews of the Company’s Quarterly Reports on Form 10-Q, preparation of the Company’s federal and state income tax returns, review of registration statements and other filings made with the SEC, internal audit services and accounting and transaction consulting services. A representative of Brady, Martz & Associates, P.C. is expected to be present at the Annual Meeting, will have an opportunity to make a statement, if such representative so desires, and will be available to respond to appropriate questions concerning the financial statements of the Company.

Audit Fees

     The aggregate fees billed for professional services rendered by Brady, Martz & Associates, P.C., for the audit of the Company’s annual financial statements for the year ended April 30, 2003, the reviews of the financial statements included in the Company’s Forms 10-Qs, 8-Ks and 10-K filed during the fiscal year ended April 30, 2003, were $110,000.

Financial Information System Design and Implementation Fees

     Brady, Martz & Associates, P.C. did not render any professional services or bill any fees for financial information system design and implementation during the fiscal year ended April 30, 2003.

All Other Fees

     The aggregate fees for all other services rendered by Brady, Martz & Associates, P.C. were $49,000, which included accounting and tax services and the review of registration statements; audit related services and non-audit services. Audit related services generally include fees for accounting consultations, internal audit and SEC registration statements. Non-audit services generally include fees for tax compliance and portfolio transactions.

     The Audit Committee has considered whether the provision of services set forth under the headings “financial information system design and implementation fees” and “all other fees” is compatible with maintaining the independence of Brady, Martz & Associates, P.C. and has determined that it is compatible.

SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit a proposal for presentation at the next annual meeting of shareholders must submit the proposal to Investors Real Estate Trust, PO Box 1988, Minot, ND, 58702-1988, Attention: Secretary. Such proposal must be received not later than April 13, 2004, for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting and provided that the proposals are in compliance with applicable laws and regulations.

     Shareholder proposals to be presented at the 2004 annual meeting outside the process of Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Company on or before June 28, 2004, or such notice will be considered untimely under Rule 14a-4(c)(l) of the Exchange Act and the proxy for such meeting will confer discretionary authority to vote on such shareholder proposals.

     A description of the business experience of the executive officers of the Company who are not also directors is contained in Part I of the Company’s Annual Report on Form 10-K405 for the year ended April 30, 2003, filed with the Securities and Exchange Commission.

OTHER MATTERS

     It is not expected that any matters other than those described in this Proxy Statement will be brought before the Annual Meeting. If any other matters are properly presented at the meeting for action, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

By Order of the Board of Trustees

Michael A. Bosh Secretary and Associate General Counsel

August 11, 2003
Minot, North Dakota

     Upon written request of any shareholder entitled to receive this proxy statement, the Company will provide, without charge, a copy of its Annual Report on Form 10-K405 as filed with the Securities and Exchange Commission. Any such request should be addressed to Michael A. Bosh, Secretary and Associate General Counsel of the Company, at PO Box 1988, Minot, ND 58702-1988. This request must include a representation by the shareholder that as of August 1, 2003, the shareholder was entitled to vote at the Annual Meeting.

EXHIBIT A

INVESTORS REAL ESTATE TRUST
ARTICLES OF AMENDMENT AND
THIRD RESTATED DECLARATION OF TRUST

          These Articles of Amendment and Third Restated Declaration of Trust of Investors Real Estate Trust are made as of September 23, 2003.

RECITALS

I.	Investors Real Estate Trust, a North Dakota real estate investment trust (the “Trust”), desires to amend and restate its Second Restated Declaration of Trust, as currently in effect, in the manner hereinafter set forth.

II.	The amendment to and restatement of the declaration of trust of the Trust as hereinafter set forth was advised by the Board of Trustees (the “Board”) of the Trust and approved by the shareholders (the “Shareholders”) of the Trust as required by law.

III.	The Trustees desire that the Trust continue to qualify as a “real estate investment trust” under the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and under Chapter 10-34 of the North Dakota Century Code, as amended (“Chapter 10-34”), so long as such qualification, in the opinion of the Trustees, is advantageous to the Shareholders of the Trust.

DECLARATION

          NOW, THEREFORE, the Trustees hereby declare that they hold the duties of Trustees hereunder in accordance with the terms and conditions hereinafter provided, which are all of the provisions of the Trust’s declaration of trust as currently in effect and as amended hereby.

ARTICLE I. THE TRUST

Section 1. Name.

a)	The Trust governed by this Amended and Restated Declaration of Trust (as amended, supplemented or restated from time to time, this “Declaration of Trust”) is herein referred to as the “Trust” and shall be known by the name “Investors Real Estate Trust.” So far as may be practicable, legal and convenient, the affairs of the Trust shall be conducted and transacted under such name, which name shall not refer to the Trustees individually or personally or to the beneficiaries or Shareholders of the Trust, or to any officers, employees or agents of the Trust.

b)	Legal title to all of the properties subject from time to time to this Declaration of Trust shall be transferred to, vested in and held by the Trust in its own name except that the Board shall have the power to cause legal title to any property of the Trust to be held by and/or in the name of any other individual as nominee, on such terms, in such manner and with such powers as the Board may determine, provided that the interest of the Trust therein is, in the judgment of the Board, appropriately protected.

c)	The Trust shall have the authority to operate under an assumed name or names in such state or states or any political subdivision thereof where it would not be legal, practical or convenient to operate in the name of the Trust. The Trust shall have the authority to file such assumed name certificates or other instruments in such places as may be required by applicable law to operate under such assumed name or names.

Section 2. Principal Office. The principal office of the Trust is 12 South Main Street, Minot, North Dakota. The Trust may have such other offices or places of business within or without the State of North Dakota as the Board may from time to time determine.

1

Section 3. Nature of Trust. The Trust is a real estate investment trust under Chapter 10-34 and under the Code. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint stock association or, except as provided in Section 2 of Article V, a corporation. The Shareholders shall be beneficiaries in such capacity and in accordance with the rights conferred on them hereunder.

Section 4. Powers and Purposes. The Trust shall have all of the powers provided in Chapter 10-34, as amended, and shall have such additional powers as are not inconsistent with, and are appropriate with respect to, the purposes of the Trust as set forth in this Declaration of Trust. The purposes of the Trust are to purchase, hold, lease, manage, sell, exchange, develop, subdivide and improve real property and interests in real property and to invest in notes, bonds and other obligations secured by mortgages on real property, and in general, to do all other things in connection with the foregoing and to have and exercise all powers conferred by North Dakota law, and to do any or all of the things set forth herein to the same extent as natural persons might or could do. It is intended that the business of the Trust shall be conducted so that the Trust will qualify (so long as such qualification, in the opinion of the Board, is advantageous to the Shareholders) as a REIT.

Section 5. Conflicts of Interest. Any transactions between the Trust and any Trustee or any Affiliate thereof shall be approved: (i) by a majority of the Trustees (whether or not constituting a quorum for the transaction of business) not otherwise interested in such transactions as being fair and reasonable to the Trust; and (ii) by a majority of the Independent Trustees not otherwise interested in such transactions as being fair and reasonable to the Trust. In no event shall the Trust (or any Affiliate) purchase any asset from any Trustee (or any Affiliate) at a cost exceeding the current appraised value of said asset. In no event shall the Trust (or any Affiliate) sell any asset to any Trustee (or any Affiliate) at a cost less than the current appraised value of said asset.

Section 6. Definitions. For purposes of this Declaration of Trust, the following terms shall have the following meanings:

a)	“Affiliate” means any one of the following:

i.	Any person or entity directly or indirectly owning, controlling, or holding, with power to vote ten percent (10%) or more of the outstanding voting securities of such entity.

ii.	Any entity ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such person or entity.

iii.	Any person or entity directly or indirectly controlling, controlled by, or under common control with such other person or entity.

iv.	Any executive officer, director, trustee, or general partner of such other person or entity.

v.	Any entity for which such person or entity acts as an executive officer, director, Trustee or general partner.

b)	“Beneficial Ownership” means, except as provided below in the following sentence, ownership of Shares by a Person (whether or not treated as an individual for purposes of Section 544 of the Code) who is or would be treated as an owner of such Shares either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. “Beneficial Ownership” shall also mean beneficial ownership as defined under Rule 13(d) under the Securities Exchange Act of 1934, as amended, and, with respect to such meaning, Beneficial Ownership by any Person shall include Beneficial Ownership by other Persons who are part of the same group as the original Person for purposes of such Rule 13(d). The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Own” and “Beneficially Owned” shall have correlative meanings.

2

c)	“Charitable Beneficiary” means an organization or organizations described in Sections 170(b)(1)(A) and 170(c) of the Code and identified by the Board as the beneficiary or beneficiaries of the Excess Share Trust.

d)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

e)	“Constructive Ownership” means ownership of Shares by a Person who would be treated as an owner of such Shares, either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have correlative meanings.

f)	“Excess Shares” means Shares resulting from an exchange described in subsection (b) of Article II, Section 5.

g)	“Excess Share Trust” means the trust created pursuant to subsections (b) and (n) of Article II, Section 5.

h)	“Excess Share Trustee” means a person, who shall be unaffiliated with the Trust, any Purported Beneficial Transferee and any Purported Record Transferee, identified by the Board as the trustee of the Excess Share Trust.

i)	“Market Price” means the last reported sales price reported on the NASDAQ National Market (or such other similar exchange on which the Shares are listed and sold) for Shares on the trading day immediately preceding the relevant date, or if not then traded on the NASDAQ National Market (or such other similar exchange on which the Shares are listed and sold), the last reported sales price for Shares on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over or through which such Shares may be traded, or if not then traded over or through any exchange or quotation system, then the market price of such Shares on the relevant date as determined in good faith by the Board.

j)	“Non-U.S. Person” means a Person other than a U.S. Person.

k)	“Ownership Limit” shall initially mean 9.8%, in number of Shares or value, of the outstanding Shares, and, after any adjustment as set forth in subsection (i) of Article II, Section 5, means such lesser or greater percentage of the outstanding Shares as so adjusted. The number and value of the outstanding Shares of the Trust shall be determined by the Board in good faith, which determination shall be conclusive for all purposes hereof.

l)	“Person” means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity.

m)	“Purported Beneficial Transferee” means, with respect to any purported Transfer that results in Excess Shares, as defined in subsection (b) of Article II, Section 5, the beneficial holder of such Shares, if such Transfer had been valid under subsection (a) of Article II, Section 5.

n)	“Purported Record Transferee” means, with respect to any purported Transfer that results in Excess Shares, as defined in subsection (b) of Article II, Section 5, the record holder of such Shares, if such Transfer had been valid under subsection (a) of Article II, Section 5.

o)	“REIT” means a real estate investment trust under Section 856 of the Code.

3

p)	“REIT Provisions of the Code” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to REITs (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

q)	“Restriction Period” shall mean the time period from and including the date of the adoption of the ownership restrictions contained in Section 5 hereof, which shall be deemed to occur upon the Board’s adoption of this Third Restated Declaration of Trust, until the Board determines that it is no longer in the best interests of the Trust to continue to qualify as a REIT.

r)	“Shares” means the shares of beneficial interest of the Trust as may be authorized and issued from time to time pursuant to this Declaration of Trust.

s)	“Transfer” means any sale, transfer, gift, assignment, devise or other disposition of Shares (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of such Shares, (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for such Shares, but excluding the exchange of Units, debt or any security of the Trust for such Shares and (iii) any transfer or other disposition of any interest in such Shares as a result of a change in the marital status of the holder thereof), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. The terms “Transfers” and “Transferred” shall have correlative meanings.

t)	“Units” means units or other equity interests of any partnership or other entity (which for purposes of the provisions hereof shall include IRET Properties, a North Dakota Limited Partnership) that are convertible into or exchangeable for Shares or in respect of which any Shares may be issued in satisfaction of a unitholder’s redemption right.

u)	“U.S. Person” means a person defined as a “United States Person” in Section 7701(a)(30) of the Code.

ARTICLE II. SHARES

Section 1. Shares of Beneficial Interest. The interests of the Shareholders shall be divided into shares of beneficial interest that shall be known collectively as “Shares.” All Shares shall be validly issued, fully paid and non-assessable by the Trust upon receipt of full consideration for which they have been issued. Each holder of Shares shall as a result thereof be deemed to have agreed to and be bound by the terms of this Declaration of Trust. The number of Shares authorized or issued hereunder shall be unlimited. The Shares may be issued for such consideration as the Trustees deem advisable. The Trustees are hereby expressly authorized at any time, and from time to time, to provide for the issuance of Shares upon such terms and conditions and pursuant to such agreements as the Trustees may determine. The Trustees shall have the authority to establish by resolution more than one class or series of Shares and to fix the relative rights and preferences of such different classes or series. Any resolution of the Trustees establishing more than one class or series of Shares and fixing the relative rights and preferences of such different classes or series shall become part of this Declaration of Trust. Unless and until more than one class or series of Shares is established by the Trustees, all Shares shall be without par value; shall be of the same class; shall have equal non-cumulative voting rights at the rate of one vote per Share; shall have equal dividend, distribution, liquidation and other rights; shall have no preference, conversion, exchange, sinking fund or redemption rights; and shall be fully paid and non-assessable. Ownership of Shares shall be evidenced by certificates. Every Shareholder shall be entitled to receive a certificate, in such form as the Trustees shall from time to time approve, specifying the number of Shares held by such Shareholder.

4

Section 2. Sale of Shares. The Board, in its discretion, may from time to time issue or sell Shares, or contract to issue or sell Shares, to such party or parties and for such consideration, as allowed by law, at such time or times, and on such terms as the Board may deem appropriate. In connection with any issuance of Shares, the Board, in its discretion, may provide for the issuance of fractional Shares or the Board may, in its discretion, or if it sees fit at the option of each holder, provide for the adjustment of fractions in cash. Except as may be provided in this Declaration of Trust or in any agreement between the Trust and any of its Shareholders, the Shareholders shall have no preemptive rights of any kind whatsoever (including, but not limited to, the right to purchase or subscribe for or otherwise acquire any Shares of the Trust of any class, whether now or hereafter authorized, or any securities or obligations convertible into or exchangeable for, or any right, warrant or option to purchase such Shares, whether or not such Shares are issued and/or disposed of for cash, property or other consideration of any kind).

Section 3. General Nature. All Shares shall be personal property entitling the Shareholders only to those rights provided in this Declaration of Trust (including any resolutions creating classes or series of Shares). The legal ownership of the property of the Trust is exclusively vested in the Trust and the right to conduct the business of the Trust is vested exclusively in the Trustees; the Shareholders shall have no interest therein other than the beneficial interest in the Trust conferred by their Shares and shall have no right to compel any partition, division, dividend or distribution of the Trust or any of its property. The death, liquidation or termination of a Shareholder shall not terminate the Trust or give his, her or its legal representative or other successor in interest any rights against other Shareholders, the Trustees or the Trust property, except the right, exercised in accordance with applicable provisions of the Trust’s Bylaws (the “Bylaws”), to receive a new certificate for Shares in exchange for the certificate held by the deceased, liquidated or terminated Shareholder.

Section 4. Acquisition of Shares. The Trust may repurchase or otherwise acquire its own Shares at such price or prices as may be determined by the Board, and, for such purpose, the Trust may create and maintain such reserves as are deemed necessary and proper. Shares issued hereunder and purchased or otherwise acquired for the account of the Trust shall not, so long as they belong to the Trust, either receive distributions (except that they shall be entitled to receive distributions payable in Shares of the Trust) or be voted at any meeting of the Shareholders. In the discretion of the Board any such Shares may be disposed of by the Board at such time or times, to such party or parties, and for such consideration, as the Board may deem appropriate, or may be returned to the status of authorized but unissued Shares of the Trust.

Section 5. Transferability; Transfer Restrictions and Ownership Limitations of Shares. Shares in the Trust shall be transferable (subject to the further provisions of this Section 5) in accordance with the procedures prescribed from time to time in the Bylaws. The person in whose name Shares are registered on the books of the Trust shall be deemed the absolute owner thereof and, until a transfer is effected on the books of the Trust, the Board shall not be affected by any notice, actual or constructive, of any transfer. Any issuance, redemption or transfer of Shares that would operate to disqualify the Trust as a REIT, shall be null and void ab initio.

a)	Ownership Limitation:

i.	Except as provided in subsections (j) and (s) of this Section 5 and subject to subsection (a)(vii) of this Section 5, during the Restriction Period, no Person or Persons acting as a group shall Beneficially Own Shares in excess of the Ownership Limit.

ii.	Except as provided in subsections (j) and (s) of this Section 5 and subject to subsection (a)(vii) of this Section 5, during the Restriction Period, any Transfer that, if effective, would result in any Person Beneficially Owning Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of Shares that would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such Shares.

iii.	Except as provided in subsections (j) and (s) of this Section 5 and subject to subsection (a)(vii) of this Section 5, during the Restriction Period, any Transfer that, if effective, would result in Shares being beneficially owned (as provided in Section 856(a) of the Code) by

5

fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of Shares that would be otherwise beneficially owned (as provided in Section 856(a) of the Code) by the transferee; and the intended transferee shall acquire no rights in such Shares.

iv.	Except as provided in subsection (j) of this Section 5 and subject to subsection (a)(vii) of this Section 5, during the Restriction Period, any Transfer that, if effective, would result in the Trust being “closely held” within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of Shares that would cause the Trust to be “closely held” within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such Shares.

v.	Subject to subsection (a)(vii) of this Section 5, during the Restriction Period, any Transfer to a Non-U.S. Person shall be void ab initio as to the Transfer of such Shares if, as a result of such Transfer, the fair market value of Shares owned directly or indirectly by Non-U.S. Persons would comprise 50% or more of the fair market value of the issued and outstanding Shares of the Trust; and such Non-U.S. Person shall acquire no rights in such Shares.

vi.	Subject to subsection (a)(vii) of this Section 5, during the Restriction Period, any Transfer that, if effective, would result in the disqualification of the Trust as a REIT by virtue of actual, Beneficial or Constructive Ownership of Shares shall be void ab initio as to such portion of the Transfer that would cause such disqualification; and the intended transferee shall acquire no rights in such Shares.

vii.	Nothing contained in this Section 5 shall preclude the settlement of any transaction entered into through the facilities of the NASDAQ National Market (or such other similar exchange on which the Shares are listed and sold). The fact that the settlement of any transaction is permitted shall not negate the effect of any other provision of this Section 5, and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Section 5.

b)	Excess Shares.

i.	Notwithstanding the other provisions contained in this Section 5, if, during the Restriction Period, there is a purported Transfer that is not void ab initio pursuant to subsection (a) of this Section 5 such that any Person would Beneficially Own Shares in excess of the Ownership Limit, then, except as otherwise provided in subsection (j) of this Section 5, Shares directly owned by such Person, shall be automatically exchanged for an equal number of Excess Shares until such Person does not Beneficially Own Shares in excess of the Ownership Limit. Such exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer. If, after exchanging all of the Shares owned directly by a Person, such Person still Beneficially Owns Shares in excess of the Ownership Limit, Shares owned by such Person constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code, shall be exchanged for an equal number of Excess Shares until such Person does not Beneficially Own Shares in excess of the Ownership Limit. If such Person owns Shares constructively through one or more Persons and the Shares held by such other Persons must be exchanged for an equal number of Excess Shares, the exchange of Shares by such other Persons shall be pro rata.

ii.	Notwithstanding the other provisions contained in this Section 5, if, during the Restriction Period, there is a purported Transfer or any sale, transfer, gift, assignment, devise or other disposition of Shares or other interests of a direct or indirect Shareholder of the Trust that is not void ab initio pursuant to subsection (a) of this Section 5 and that, if effective, would cause the Trust to become “closely held” within the meaning of Section 856(h) of the Code, then any Shares being Transferred that would cause the Trust to be “closely held” within the meaning of Section 856(h) of the Code (rounded up to the nearest whole Share) shall be automatically exchanged for an equal number of Excess Shares and be treated as

6

provided in this Section 5. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer. If, after the exchange of any such Shares, the Trust is still “closely held” within the meaning of Section 856(h) of the Code, any individual whose Beneficial Ownership of Shares in the Trust increased as a result of the sale, transfer, gift, assignment, devise or other disposition of shares or other interests of a direct or indirect Shareholder of the Trust or any other event and is one of the five individuals who caused the Trust to be “closely held” within the meaning of Section 856(h) of the Code, shall exchange Shares owned directly for an equal number of Excess Shares until the Trust is not “closely held” within the meaning of Section 856(h) of the Code. If similarly situated individuals exist, the exchange shall be pro rata. If, after applying the foregoing provisions, the Trust is still “closely held” within the meaning of Section 856(h) of the Code, then any Shares constructively owned by such individuals shall be exchanged for Excess Shares, on a pro rata basis among similarly situated individuals, until the Trust is not “closely held” within the meaning of Section 856(h) of the Code.

iii.	If, during the Restriction Period, an event other than a purported Transfer (an “Event”) occurs that would cause any Person to Beneficially Own Shares in excess of the Ownership Limit, then, except as otherwise provided in subsection (j) of this Section 5, Shares Beneficially Owned by such Person shall be automatically exchanged for an equal number of Excess Shares to the extent necessary to eliminate such excess ownership. Such exchange shall be effective as of the close of business on the business day prior to the date of the Event. In determining which Shares are exchanged, Shares Beneficially Owned by any Person who caused the Event to occur shall be exchanged before any Shares not so held are exchanged. If similarly situated Persons exist, the exchange shall be pro rata. If any Person is required to exchange Shares pursuant to this subsection (b)(iii), such Person shall first exchange Shares directly held by such Person before exchanging Shares owned constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. If such Person owns Shares constructively through one or more Persons and the Shares held by such other Persons must be exchanged for an equal number of Excess Shares, the exchange of Shares by such other Persons shall be pro rata.

iv.	If, during the Restriction Period, an Event occurs that would cause the Trust to become “closely held” within the meaning of Section 856(h) of the Code, then Shares Beneficially Owned by any Person shall be automatically exchanged for an equal number of Excess Shares to the extent necessary to eliminate such excess ownership. Such exchange shall be effective as of the close of business on the business day prior to the date of the Event. In determining which Shares are exchanged, Shares Beneficially Owned by any Person who caused the Event to occur shall be exchanged before any Shares not so held are exchanged. If similarly situated Persons exist, the exchange shall be pro rata. If any Person is required to exchange Shares pursuant to this subsection (b)(iv), such Person shall first exchange Shares directly held by such Person before exchanging Shares owned constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. If any Person owns Shares constructively through one or more Persons and the Shares held by such other Persons must be exchanged for an equal number of Excess Shares, the exchange of Shares by such other Persons shall be pro rata.

v.	If, notwithstanding the other provisions contained in this Article II, there is a purported Transfer that is not void ab initio pursuant to subsection (a) of this Section 5 to (A) a Non-U.S. Person or (B) a U.S. Person whose Shares would be treated as owned indirectly by a Non-U.S. Person, then any Shares being Transferred that would result in the fair market value of Shares owned directly or indirectly by Non-U.S. Persons comprising 50% or more of the fair market value of the issued and outstanding Shares of the Trust shall be automatically exchanged for an equal number of Excess Shares and be treated as provided in this Section 5. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer.

7

vi.	If, notwithstanding the other provisions contained in this Article II, there is an event other than those described in subsection (b)(v) of this Section 5 (a “Non-U.S. Event”) that would result in the fair market value of Shares owned directly or indirectly by Non-U.S. Persons comprising 50% or more of the fair market value of the issued and outstanding Shares of the Trust, then Shares owned directly or indirectly by Non-U.S. Persons shall be automatically exchanged for an equal number of Excess Shares to the extent necessary to eliminate such excess ownership. Such exchange shall be effective as of the close of business on the business day prior to the date of the Non-U.S. Event. In determining which Shares are exchanged, Shares owned directly or indirectly by any Non-U.S. Person who caused the Non-U.S. Event to occur shall be exchanged before any Shares not so held are exchanged. If similarly situated Persons exist, the exchange shall be pro rata. If the Non-U.S. Event was not caused by a Non-U.S. Person, Shares owned directly or indirectly by Non-U.S. Persons shall be chosen by random lot and exchanged for Excess Shares until Non-U.S. Persons do not own directly or indirectly 50% or more of the issued and outstanding Shares.

vii.	Notwithstanding the other provisions contained in this Section 5, if, during the Restriction Period, there is a purported Transfer or any sale, transfer, gift, assignment, devise or other disposition of Shares or other interests of a direct or indirect Shareholder of the Trust that, if effective, would result in the disqualification of the Trust as a REIT by virtue of actual, Beneficial or Constructive Ownership of Shares, then any Shares being Transferred that would result in such disqualification shall be automatically exchanged for an equal number of Excess Shares and shall be treated as provided in this Section 5. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer.

viii.	If, during the Restriction Period, notwithstanding the other provisions contained in this Section 5, there is an event (a “Prohibited Owner Event”) that would result in the disqualification of the Trust as a REIT by virtue of actual, Beneficial or Constructive Ownership of Shares, then Shares that would result in the disqualification of the Trust shall be automatically exchanged for an equal number of Excess Shares to the extent necessary to avoid such disqualification. Such exchange shall be effective as of the close of business on the business day prior to the date of the Prohibited Owner Event. In determining which Shares are exchanged, Shares owned directly or indirectly by any Person who caused the Prohibited Owner Event to occur shall be exchanged before any Shares not so held are exchanged. If similarly situated Persons exist, the exchange shall be pro rata. If the Trust is still disqualified, Shares owned directly or indirectly by Persons who did not cause the Prohibited Owner Event to occur shall be chosen by random lot and exchanged for Excess Shares until the Trust is no longer disqualified as a REIT.

c)	Prevention of Transfer. If the Board or its designee shall at any time determine in good faith that a Transfer has taken place in violation of subsection (a) of this Section 5 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership (determined without reference to any rules of attribution) of any Shares in violation of subsection (a) of this Section 5, the Board or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers or attempted Transfers in violation of subsection (a) of this Section 5 shall automatically result in the designation and treatment described in subsection (b) of this Section 5, irrespective of any action (or non-action) by the Board.

d)	Notice to Trust. Any Person who acquires or attempts to acquire Shares in violation of subsection (a) of this Section 5, or any Person who is a transferee such that Excess Shares result under subsection (b) of this Section 5, shall immediately give written notice or, with respect to a proposed or attempted Transfer, give at least thirty (30) days’ prior written notice to the Trust of such event and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Trust’s status as a REIT.

8

e)	Information for Trust. During the Restriction Period:

i.	Every Beneficial Owner of more than 5% (or such other percentage, between 0.5% and 5%, as provided in the income tax regulations promulgated under the Code) of the number of outstanding Shares of the Trust shall, within thirty (30) days after January 1 of each year, give written notice to the Trust stating the name and address of such Beneficial Owner, the number of Shares Beneficially Owned and a description of how such Shares are held; and each such Beneficial Owner shall provide to the Trust such additional information as the Trust may reasonably request in order to determine the effect, if any, of such Beneficial Ownership on the Trust’s status as a REIT; and

ii.	Each Person who is a Beneficial Owner of Shares and each Person (including the Shareholder of record) who is holding Shares for a Beneficial Owner, shall provide to the Trust in writing such information with respect to direct, indirect and constructive ownership of Shares as the Board deems reasonably necessary to comply with the provisions of the Code applicable to a REIT, to determine the Trust’s status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

f)	Other Action by Board. Subject to subsection (a) of this Section 5, nothing contained in this Section 5 shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust’s status as a REIT.

g)	Ambiguities. In the case of an ambiguity in the application of any of the provisions of this Section 5, including any definition set forth in Article I, Section 6, the Board shall have the power to determine the application of the provisions of this Section 5 with respect to any situation based on the facts known to it.

h)	Increase or Decrease in Ownership Limit. Subject to the limitations provided in subsection (i) of this Section 5, the Board may from time to time increase or decrease the Ownership Limit; provided, however, that any decrease may only be made prospectively as to subsequent holders (other than a decrease as a result of a retroactive change in existing law that would require a decrease to retain REIT status, in which case such decrease shall be effective immediately).

i)	Limitations on Changes in Ownership Limits.

i.	The Ownership Limit may not be increased if, after giving effect to such increase, five individual Beneficial Owners of Shares could Beneficially Own, in the aggregate, more than 49.9% in number or value of the outstanding Shares.

ii.	Prior to the modification of any Ownership Limit pursuant to subsection (h) of this Section 5, the Board may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT.

j)	Waivers by the Board. The Board, upon receipt of a ruling from the Internal Revenue Service, an opinion of counsel to the effect that such exemption will not result in the Trust being “closely held” within the meaning of Section 856(h) of the Code, or such other evidence as the Board deems necessary in its sole discretion, may exempt, on such conditions and terms as the Board deems necessary in its sole discretion, a Person from the Ownership Limit if the Board obtains such representations and undertakings from such Person as the Board may deem appropriate and such Person agrees that any violation or attempted violation shall result in, to the extent necessary, the exchange of Shares held by such Person for Excess Shares in accordance with subsection (b) of this Section 5.

9

k)	Legend. Each certificate for Shares shall bear substantially the following legend:

“The securities represented by this certificate are subject to restrictions on ownership and transfer for purposes of the Trust’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Amended and Restated Declaration of Trust of the Trust, no Person may Beneficially Own Shares in excess of 9.8% (or such greater percentage as may be determined by the Board of Trustees of the Trust) of the number or value of the outstanding Shares of the Trust. Any Person who attempts or proposes to Beneficially Own Shares in excess of the above limitations must notify the Trust in writing at least thirty (30) days prior to such proposed or attempted Transfer. In addition, Share ownership by and transfers of Shares to Non-U.S. Persons are subject to certain restrictions. If the restrictions on transfer are violated, the securities represented hereby shall be designated and treated as Excess Shares that shall be held in trust by the Excess Share Trustee for the benefit of the Charitable Beneficiary. All capitalized terms in this legend have the meanings defined in the Amended and Restated Declaration of Trust of the Trust, a copy of which, including the restrictions on transfer, shall be furnished to each Shareholder on request and without charge.”

l)	Severability. If any provision of this Section 5 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall be affected only to the extent necessary to comply with the determination of such court.

m)	Transfer of Excess Shares. Upon any purported Transfer that results in Excess Shares pursuant to subsection (b) of this Section 5, such Excess Shares shall be deemed to have been transferred to the Excess Share Trustee, as trustee of a special trust for the exclusive benefit of the Charitable Beneficiary or Charitable Beneficiaries to whom an interest in such Excess Shares may later be transferred pursuant to subsection (b) of this Section 5. Excess Shares so held in trust shall be issued and outstanding Shares of the Trust. The Purported Record Transferee or Purported Record Holder shall have no rights in such Excess Shares except as provided in subsection (q) of this Section 5. The Excess Share Trustee shall receive reasonable compensation for his or her work, and the reimbursement of any reasonable expenses; said compensation and reimbursement shall be paid out of the proceeds generated by distributions upon, or if necessary the sale of, the Excess Shares.

n)	Distributions on Excess Shares. Any dividends (whether taxable as a dividend, return of capital or otherwise) on Excess Shares shall be paid to the Excess Share Trust for the benefit of the Charitable Beneficiary. Upon liquidation, dissolution or winding up, the Purported Record Transferee shall receive the lesser of (i) the amount of any distribution made upon liquidation, dissolution or winding up or (ii) the price paid by the Purported Record Transferee for the Shares, or if the Purported Record Transferee did not give value for the Shares, the Market Price of the Shares on the day of the event causing the Shares to be held in trust. Any such dividend paid or distribution paid to the Purported Record Transferee in excess of the amount provided in the preceding sentence prior to the discovery by the Trust that the Shares with respect to which the dividend or distribution was made had been exchanged for Excess Shares shall be repaid to the Excess Share Trust for the benefit of the Charitable Beneficiary.

o)	Voting of Excess Shares. The Excess Share Trustee shall be entitled to vote the Excess Shares for the benefit of the Charitable Beneficiary on any matter. Any vote taken by a Purported Record Transferee prior to the discovery by the Trust that the Excess Shares were held in trust shall, subject to applicable law, be rescinded ab initio, provided, however, that if the Trust has taken irreversible action, a vote need not be rescinded. The owner of the Excess Shares shall be deemed to have given an irrevocable proxy to the Excess Share Trustee to vote the Excess Shares for the benefit of the Charitable Beneficiary.

p)	Non-Transferability of Excess Shares. Excess Shares shall be transferable only as provided in this subsection (p). At the direction of the Board, the Excess Share Trustee shall transfer the Shares held in the Excess Share Trust to a Person whose ownership of the Shares will not violate the Ownership Limit. If Shares were transferred to the Excess Share Trustee pursuant to subsection (b)(i), (b)(ii), (b)(iii) or (b)(iv) of this Section 5, at the direction of the Board, the Excess Share Trustee shall transfer the Shares held by the Excess Share Trustee to a Person who makes the highest offer for the Excess Shares and pays the purchase price and whose ownership of the Shares will not violate the Ownership Limit. If Shares were transferred to the Excess Shares Trustee pursuant to subsection (b)(v) or (b)(vi) of this Section 5, at the direction of the Board, the Excess Share Trustee shall transfer the Shares held by the Excess Share Trustee to the U.S. Person who

10

makes the highest offer for the Excess Shares and pays the purchase price. If such a transfer is made to a Person, the interest of the Charitable Beneficiary shall terminate and proceeds of the sale shall be payable to the Purported Record Transferee and to the Charitable Beneficiary. The Purported Record Transferee shall receive (i) the lesser of (A) the price paid by the Purported Record Transferee for the Shares or, if the Purported Record Transferee did not give value for the Shares, the Market Price of the Shares on the day of the event causing the Shares to be held in trust, and (B) the price received by the Excess Share Trust from the sale or other disposition of the Shares minus (ii) any dividend paid or distribution paid to the Purported Record Transferee that the Purported Record Transferee was under an obligation to repay to the Excess Share Trustee but has not repaid to the Excess Share Trustee at the time of the distribution of the proceeds, and minus (iii) any compensation and expense reimbursement paid to the Excess Share Trustee pursuant to subsection (m) of this Section 5. Any proceeds in excess of the amount payable to the Purported Record Transferee shall be paid to the Charitable Beneficiary. Prior to any transfer of any Excess Shares by the Excess Share Trustee, the Trust must have waived in writing its purchase rights under subsection (r) of this Section 5. It is expressly understood that the Purported Record Transferee may enforce the provisions of this Section 5 against the Charitable Beneficiary.

q)	Acting as Agent. If any of the foregoing restrictions on transfer of Excess Shares is determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the Purported Record Transferee may be deemed, at the option of the Trust, to have acted as an agent of the Trust in acquiring such Excess Shares and to hold such Excess Shares on behalf of the Trust.

r)	Call by Trust on Excess Shares. Excess Shares shall be deemed to have been offered for sale to the Trust, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that created such Excess Shares (or, in the case of a devise, gift or other transaction in which no value was given for such Excess Shares, the Market Price at the time of such devise, gift or other transaction) and (ii) the Market Price of the Shares to which such Excess Shares relate on the date the Trust, or its designee, accepts such offer (the “Redemption Price”). The Trust shall have the right to accept such offer for a period of 90 days after the later of (A) the date of the Transfer that resulted in such Excess Shares and (B) the date the Board determines in good faith that a Transfer resulting in Excess Shares has occurred, if the Trust does not receive a notice of such Transfer pursuant to subsection (d) of this Section 5, but in no event later than a permitted Transfer pursuant to and in compliance with the terms of subsection (p) of this Section 5. Unless the Board determines that it is in the interests of the Trust to make earlier payments of all of the amount determined as the Redemption Price per Share in accordance with the preceding sentence, the Redemption Price may be payable at the option of the Board at any time up to but not later than five years after the date the Trust accepts the offer to purchase the Excess Shares. In no event shall the Trust have an obligation to pay interest to the Purported Record Transferee.

s)	Underwritten Offerings. The Ownership Limit shall not apply to the acquisition of Shares or rights, options or warrants for, or securities convertible into, Shares by an underwriter in a public offering, provided that the underwriter makes a timely distribution of such Shares or rights, options or warrants for, or securities convertible into, Shares.

11

ARTICLE III. SHAREHOLDERS

Section 1. Meetings.

a)	There shall be an annual meeting of Shareholders at such time and place, either within or without the State of North Dakota, as the Board shall prescribe, at which Trustees shall be elected or re-elected and any other proper business may be conducted. The annual meeting of Shareholders shall be held upon proper notice at a convenient location and within a reasonable period following delivery of the annual report. Special meetings of Shareholders may be called by a majority of the Trustees, or by the Chief Executive Officer of the Trust, and shall be called upon the written request of Shareholders holding in the aggregate not less than 10 percent (10%) of the outstanding Shares entitled to vote in the manner provided in the Bylaws. If there shall be no Trustees, the officers of the Trust shall promptly call a special meeting of the Shareholders for the election of successor Trustees. Written or printed notice stating the place, date and time of the Shareholders’ meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than fifteen (15) nor more than seventy-five (75) days before the day of the meeting either personally or by mail, by or at the direction of the Board or any officer or the person calling the meeting, to each Shareholder of record entitled to vote at such meeting. No other business than that stated in the notice for a special meeting shall be considered at such meeting.

b)	Thirty-three and one-third percent (33 1/3%) of the outstanding Shares entitled to vote at any meeting represented in person or by proxy shall constitute a quorum at such meeting. Whenever any action is to be taken by the Shareholders, it shall, except as otherwise required by law or this Declaration of Trust or the Bylaws, be authorized by a majority of Shareholders present in person or by proxy at a meeting at which a quorum is present.

Section 2. Voting. At each meeting of Shareholders, each Shareholder entitled to vote shall have the right to vote, in person or by proxy in any manner permitted under North Dakota law, such number of votes per Share owned by him or her as reflects the voting power of such Shares on each matter on which the vote of the Shareholders is taken. In any election of Trustees in which more than one vacancy is to be filled, each Shareholder may vote such number of votes per Shares owned by him or her as reflects the voting power of such Shares for each vacancy to be filled as to which such Shares are entitled to vote. There shall be no right of cumulative voting. Except (i) to the extent provided otherwise in this Declaration of Trust, as amended and restated from time to time (including any resolution of the Trustees establishing more than one class or series of Shares and fixing the relative rights and preferences of such different classes or series ) or (ii) as otherwise provided by law, each outstanding Share, regardless of class or series, shall be entitled to one vote on each matter submitted to a vote at a meeting of Shareholders.

Section 3. Distributions. The Board may from time to time pay to Shareholders such dividends or distributions in cash, property or other assets of the Trust or in securities of the Trust or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Trust to pay such dividends and distributions as shall be necessary for the Trust to qualify as a REIT under the REIT Provisions of the Code (so long as such qualification, in the opinion of the Board, is in the best interests of the Shareholders); however, Shareholders shall have no right to any dividend or distribution unless and until authorized by the Board. The exercise of the powers and rights of the Board pursuant to this Section 3 shall be subject to the provisions of any class or series of Shares at the time outstanding and to applicable law. The receipt by any Person in whose name any Shares are registered on the records of the Trust or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such Shares and from all liability with respect to the application thereof.

Section 4. Annual Report. The Trust shall prepare an annual report concerning its operations for the preceding fiscal year. The annual report shall be mailed or delivered to all Shareholders as of a record date after the end of the fiscal year, within one-hundred twenty (120) days after the end of the fiscal year.

Section 5. Inspection Rights. Any Shareholder and any designated representative thereof shall be permitted access during normal business hours, upon reasonable notice, to the following records of the Trust:

12

a)	An alphabetical list of the names and addresses of the Shareholders of the Trust along with the number of Shares held by each of them (the “Shareholder List”) shall be maintained and shall be available for inspection by any Shareholders or the Shareholders’ designated agent at the Trust’s principal office upon the request of the Shareholder;

b)	The Shareholder List shall be updated at least quarterly to reflect changes in the information contained therein;

c)	A copy of the Shareholder List shall be mailed to any Shareholder requesting the Shareholder List within thirty (30) days of the request. The copy of the Shareholder List shall be printed in alphabetical order in a readily readable type size. A reasonable charge for copy work may be charged by the Trust;

d)	Demand of inspection shall be made in writing to the Chief Executive Officer or to the Secretary of the Trust at the principal office of the Trust;

e)	The purposes for which a Shareholder may request a copy of the Shareholder List include without limitation matters relating to Shareholders’ voting rights under this Declaration of Trust, and the exercise of Shareholders’ rights under federal proxy laws; and

f)	If the Trust neglects or refuses to exhibit, produce, or mail a copy of the Shareholder List as requested, then the Trust may be liable to any Shareholder requesting the list for the costs incurred by that Shareholder for compelling the production of the Shareholder List. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Trust. The Trust may require the Shareholder requesting the Shareholder List to represent that the list is not requested for a commercial purpose unrelated to the Shareholder’s interest in the Trust. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition to, and shall not in any way limit, other remedies available to Shareholders under federal law, or the laws of North Dakota.

Section 6. Nonliability and Indemnification. Shareholders shall not be personally or individually liable in any manner whatsoever for any debt, act, omission or obligation incurred by the Trust or the Board and shall be under no obligation to the Trust or its creditors with respect to their Shares other than the obligation to pay to the Trust the full amount of the consideration for which the Shares were issued or to be issued. The Shareholders shall not be liable to assessment and the Board shall have no power to bind the Shareholders personally. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, whether they proceed to judgment or are settled or otherwise brought to a conclusion, to which such Shareholder may become subject by reason of his or her being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability; provided, however, that such Shareholder must give prompt notice as to any such claims or liabilities or suits and must take such action as will permit the Trust to conduct the defense thereof. The rights accruing to a Shareholder under this Section 6 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything contained herein restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein; provided, however, that the Trust shall have no liability to reimburse Shareholders for taxes assessed against them by reason of their ownership of Shares, nor for any losses suffered by reason of changes in the market value of securities of the Trust. No amendment to this Declaration of Trust increasing or enlarging the liability of the Shareholders shall be made without the unanimous vote or written consent of all of the Shareholders.

Section 7. Notice of Nonliability. The Board shall use every reasonable means to assure that all persons having dealings with the Trust shall be informed that the private property of the Shareholders and the Trustees shall not be subject to claims against and obligations of the Trust to any extent whatever.

13

ARTICLE IV. THE TRUSTEES

Section 1. Number, Qualification, Compensation and Term.

a)	The Board shall be comprised of not less than five (5) nor more than fifteen (15) Trustees. The number of Trustees may be changed from time to time by resolution of the Board within the limits provided in the preceding sentence. Trustees may succeed themselves in office. Trustees shall be natural persons who are at least 21 years old.

b)	The term of office of each Trustee shall be for one year and shall extend from the date of his election or appointment until the election and qualification of his successor by the Shareholders.

c)	No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term. Whenever a vacancy among the Trustees shall occur, until such vacancy is filled as provided in Section 4, the Trustee or Trustees continuing in office, regardless of their number, shall have all of the powers granted to the Board and shall discharge all of the duties imposed on the Board by this Declaration of Trust.

d)	No Trustee shall be required to give bond, surety or securities to secure the performance of his or her duties or obligations hereunder.

e)	The Trustees shall receive such fees for their services and expenses as they shall deem reasonable and proper. A majority of the Trustees shall not be officers or employees of the Trust.

f)	The records of the Trust shall be revised to reflect the names, classes and addresses of the current Trustees, at such times as any change has occurred.

Section 2. Independent Trustees.

a)	A majority of the Trustees shall be Independent Trustees. An “Independent Trustee” shall be defined as a Trustee who is not currently associated with the Trust, either directly or indirectly, and who has not been associated with the Trust, either directly or indirectly, within the last two years.

b)	A Trustee shall be deemed to be associated with the Trust if the Trustee:

i.	Is employed by the Trust; or

ii.	Is an officer of the Trust; or

iii.	Performs direct or indirect services, other than as a Trustee, for the Trust; or

iv.	Has any material business or professional relationship with the Trust.

c)	For purposes of determining whether or not the business or professional relationship is material, the gross revenue derived by the prospective Independent Trustee from the Trust shall be deemed material per se if it exceeds 5% of the prospective Independent Trustee’s:

i.	Annual gross revenue, derived from all sources, during either of the last two years; or

ii.	Net worth, on a fair market value basis.

d)	An indirect relationship shall include, without limitation, circumstances in which a Trustee’s spouse, parent, child, sibling, mother/fathers-in-law, son/daughter-in-law, or brother/sister-in-law is or has been associated with the Trust.

e)	For purposes of this Section 2, the definition of “Trust” shall include any Affiliate of the Trust, and the definition of “Trustee” shall include any Affiliate of the Trustee.

f)	In the event any regulatory body to which the Trust is subject (e.g., SEC, NASD) imposes by rule or regulation more stringent requirements governing whether a Trustee is an “Independent"

14

Trustee, the Board may incorporate any such more stringent requirements into the Bylaws, and said requirements shall be by this reference incorporated into this Section 2. However, in no event shall the Bylaws reduce or evade the requirements defining “Independent Trustees” as originally set forth in this Section 2.

Section 3. Resignation, Removal and Death. A Trustee may resign at any time by giving written notice thereof to the Trust and to the other Trustees at the principal office of the Trust. The acceptance of a resignation shall not be necessary to make it effective. A Trustee may be removed with or without cause (i) by the Shareholders by the affirmative vote of Shareholders holding Shares possessing not less than two-thirds of the voting power of Shares then outstanding and entitled to vote thereon, or (ii) by the Trustees then in office by a two-thirds vote (which action shall be taken only by vote at a meeting and not by authorization without a meeting, notwithstanding anything in Section 5 of this Article IV to the contrary), provided, however, that an Independent Trustee may only be removed by the other Independent Trustees then in office by a two-thirds vote of such other Independent Trustees and, in the case of any Trustees elected by holders of a class or series of preferred Shares, such Trustee may be removed without cause by the affirmative vote of Shareholders holding Shares possessing not less than two-thirds of the voting power of such class or series of preferred Shares. Upon the resignation or removal of any Trustee, he or she shall execute and deliver such documents and render such accounting as the remaining Trustee or Trustees shall require and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his or her status as a Trustee shall immediately terminate, and his or her legal representatives shall perform the acts set forth in the preceding sentence.

Section 4. Vacancies. The resignation, removal, incompetency or death of any or all of the Trustees shall not terminate the Trust or affect its continuity. During a vacancy, the remaining Trustee or Trustees may exercise the powers of the Trustees hereunder. Whenever there shall be a vacancy or vacancies among the Trustees (including vacancies resulting from an increase in the number of Trustees), such vacancy or vacancies shall be filled (i) by the Shareholders at a special meeting of Shareholders called for such purpose, (ii) by the Shareholders by written consent, (iii) by the Trustee or Trustees then in office (provided that a vacancy among the Independent Trustees can only be filled by a majority of the remaining Independent Trustees and a vacancy among the Trustees elected by a class or series of preferred Shares can only be filled by a majority of the remaining Trustees elected by that class or series of preferred Shares or by the affirmative vote of Shareholders holding Shares possessing not less than two-thirds of the voting power of such class or series of preferred Shares) or (iv) by the Shareholders at the next annual meeting of Shareholders. Any Trustee elected by the Shareholders shall hold office for the balance of the unexpired term of the Trustee whom they are replacing or whose vacancy they are filling (or in the case of a vacancy created by an increase in the number of Trustees, for the balance of the unexpired term of Trustees of the same class of Trustees). Any Trustee appointed by the remaining Trustee or Trustees to fill vacancies shall hold office until the next annual meeting of Shareholders and until his or her successor is elected and qualifies.

Section 5. Meetings and Action Without a Meeting. The Board may act with or without a meeting. Except as otherwise provided herein, any action of a majority of Trustees present at a duly convened meeting of the Board shall be conclusive and binding as an action of the Board. A quorum for meetings of the Board shall be a majority of all of the Trustees in office. Action may be taken without a meeting in any manner and by any means permitted by law, but only by unanimous consent of all of the Trustees in office and shall be evidenced by a written certificate or instrument signed by all of the Trustees in office. Any action taken by the Board in accordance with the provisions of this Section 5 shall be conclusive and binding on the Trust, the Trustees and the Shareholders, as an action of all of the Trustees, collectively, and of the Trust. Any deed, mortgage, evidence of indebtedness or other instrument, agreement or document of any character, whether similar or dissimilar, executed by one or more of the Trustees, when authorized at a meeting or by written authorization without a meeting in accordance with the provisions of this Section 5, shall be valid and binding on the Trustees, the Trust and the Shareholders.

15

Section 6. Authority. The Trustees shall have absolute and exclusive control over the management and conduct of the business affairs of the Trust, free from any power or control on the part of the Shareholders, subject only to the express limitations in this Declaration of Trust.

Section 7. Powers. The Board shall have all of the powers necessary, convenient or appropriate to effectuate the purposes of the Trust and may take any action that it deems necessary or desirable and proper to carry out such purposes. Any determination of the purposes of the Trust made by the Board in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of the grant of powers to the Board. Without limiting the generality of the foregoing, the Board’s powers on behalf of the Trust shall include, but not limited to, the following:

a)	To purchase, acquire through the issuance of Shares in the Trust, obligations of the Trust or otherwise, mortgage, sell, acquire on lease, hold, manage, improve, lease to others, option, exchange, release and partition real estate interests of every nature, including freehold, leasehold, mortgage, ground rent and other interests therein; and to erect, construct, alter, repair, demolish or otherwise change buildings, structures and other improvements of every nature.

b)	To purchase, acquire through the issuance of Shares in the Trust, obligations of the Trust or otherwise, option, sell and exchange stocks, bonds, notes, certificates of indebtedness and securities of every nature.

c)	To purchase, acquire through the issuance of Shares in the Trust, obligations of the Trust or otherwise, mortgage, sell, acquire on lease, hold, manage, improve, lease to others, option and exchange personal property of every nature.

d)	To hold legal title to property of the Trust in the name of the Trust.

e)	To borrow money for the purposes of the Trust and to give notes or other negotiable or nonnegotiable instruments of the Trust therefore; to enter into other obligations or guarantee the obligations of others on behalf of and for the purposes of the Trust; and to mortgage or pledge or cause to be mortgaged or pledged real and personal property of the Trust to secure such notes, debentures, bonds, instruments or other obligations.

f)	To lend money on behalf of the Trust and to invest the funds of the Trust.

g)	To create reserve funds for such purposes as it deems advisable.

h)	To deposit funds of the Trust in banks and other depositories without regard to whether such accounts will draw interest.

i)	To pay taxes and assessments imposed on or chargeable against the Trust, the Trustees or property of the Trust by virtue of or arising out of the existence, property, business or activities of the Trust.

j)	To purchase, issue, sell or exchange Shares as provided in Article II.

k)	To exercise with respect to property of the Trust, all options, privileges and rights, whether to vote, assent, subscribe or convert, or of any other nature; to grant proxies; and to participate in and accept securities issued under any voting trust agreement.

l)	To participate in any reorganization, readjustment, consolidation, merger, dissolution, sale or purchase of assets, lease or similar proceedings of any corporation, partnership or other organization in which the Trust shall have an interest and in connection therewith to delegate discretionary powers to any reorganization, protective or similar committee and to pay assessments and other expenses in connection therewith.

m)	To engage or employ agents, representatives and employees of any nature, or independent contractors, including, but not limited to, transfer agents for the transfer of Shares in the Trust, registrars, underwriters for the sale of Shares in the Trust, independent certified public accountants, attorneys at law, appraisers and real estate agents and brokers; and to delegate to one or more Trustees, agents, representatives, employees, independent contractors or other persons such powers and duties as the Board deems appropriate.

16

n)	To determine conclusively the allocation between capital and income of the receipts, holdings, expenses and disbursements of the Trust, regardless of the other allocations that might be considered appropriate in the absence of this provision.

o)	To determine conclusively the value from time to time, and to revalue, the real estate, securities and other property of the Trust by means of independent appraisals.

p)	To compromise or settle claims, questions, disputes and controversies by, against or affecting the Trust.

q)	To solicit proxies of the Shareholders.

r)	To adopt a fiscal year for the Trust and to change such fiscal year in accordance with the REIT Provisions of the Code.

s)	To adopt and use a seal, or to operate without a seal.

t)	To merge the Trust with or into any other trust, corporation or other entity in accordance with law and the other provisions of this Declaration of Trust.

u)	To deal with the Trust property in every way, including joint ventures, partnerships and any other combinations or associations, that it would be lawful for an individual to deal with the same, whether similar to or different from the ways herein specified.

v)	To determine whether or not, at any time or from time to time, to attempt to cause the Trust to qualify for taxation, or to terminate the status of the Trust, as a REIT.

w)	To make, adopt, amend or repeal Bylaws containing provisions relating to the business of the Trust, the conduct of its affairs, its rights or powers and the rights or powers of its Shareholders, Trustees or officers to the extent not inconsistent with law or this Declaration of Trust.

x)	To serve as a trustee of a REIT or of any other entity or to act as a fiduciary, partner, limited partner, manager, member, or in any other representative capacity, as the case may be, with respect to any other entity.

y)	To do all other such acts and things as are incident to the foregoing and to exercise all powers that are necessary or useful to carry on the business of the Trust, to promote any of the purposes of the Trust and to carry out the provisions of this Declaration of Trust.

Section 8. Right to Own Shares. A Trustee may acquire, hold and dispose of Shares in the Trust for his or her individual account and may exercise all rights of a Shareholder to the same extent and in the same manner as if he or she were not a Trustee.

Section 9. Transactions with Trust. Subject to the provisions of Section 5 of Article I, and to any restrictions in this Declaration of Trust or adopted by the Board in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind (including, but not limited to, for the purchase or sale of property or for any type of services, including those in connection with underwriting or the offer or sale of securities of the Trust) with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction.

Section 10. Limitation of Liability of Trustees. To the maximum extent that North Dakota law in effect from time to time permits limitation of the liability of trustees of a real estate investment trust, no Trustee of the Trust shall be liable to the Trust or to any Shareholder for money damages. Neither the amendment nor repeal of this Section 10, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this Section 10, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption. In the absence of any North Dakota statute limiting the liability of

17

trustees of a North Dakota real estate investment trust for money damages in a suit by or on behalf of the Trust or by any Shareholder, no Trustee of the Trust shall be liable to the Trust or to any Shareholder for money damages except to the extent that (i) the Trustee actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received; or (ii) a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 11. Indemnification of Trustees. The Trust shall indemnify each Trustee, to the fullest extent permitted by law, in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she was a Trustee of the Trust or is or was serving at the request of the Trust as a director, trustee, officer, partner, manager, member, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise or employee benefit plan, from all claims and liabilities to which such person may become subject by reason of service in such capacity and shall pay or reimburse reasonable expenses (including without limitation attorney’s fees), as such expenses are incurred, of each Trustee in connection with any such proceedings.

Section 12. Persons Dealing with Trustees. No corporation, person, transfer agent or other party shall be required to examine or investigate the trust, terms or conditions contained in this Declaration of Trust or otherwise applicable to the Trust, and no such corporation, person, transfer agent or other party dealing with the Trustees or with the Trust or Trust property and assets shall be required to see to the application of any money or property paid or delivered to any Trustee, or nominee, agent or representative of the Trust or the Trustees. A certificate executed by or on behalf of the Trustees or by any other duly authorized representative of the Trust delivered to any person or party dealing with the Trust or Trust property and assets, or, if relating to real property, recorded in the deed records for the county or district in which such real property lies, certifying as to the identity and authority of the Trustees, agents or representatives of the Trust for the time being, or as to any action of the Trustees or of the Trust, or of the Shareholders, or as to any other fact affecting or relating to the Trust or this Declaration of Trust, may be treated as conclusive evidence thereof by all persons dealing with the Trust. No provision of this Declaration of Trust shall diminish or affect the obligation of the Trustees and every other representative or agent of the Trust to deal fairly and act in good faith with respect to the Trust and the Shareholders insofar as the relationship and accounting among the parties to the Trust is concerned; but no third party dealing with the Trust or with any Trustee, agent or representative of the Trust shall be obliged or required to inquire into, investigate or be responsible for the discharge and performance of such obligation.

Section 13. Administrative Powers. The Board shall have the power to pay the expenses of administration of the Trust, including, but not limited to, all legal and other expenses incurred in connection with the preparation and carrying out of the acquisition of properties and the issuance of Shares; and to employ such officers, experts, counsel, managers, salesmen, agents, workmen, clerks and other persons as they deem appropriate. The Trustees shall determine from time to time that the total fees and expenses of the Trust are reasonable in light of the investment performance of the Trust, and the fees and expenses of other comparable unaffiliated REITs.

Section 14. Election of Chairman of the Board. The Board shall annually elect a Chairman of the Board (or two or more Co-Chairmen of the Board). The Chairman or Co-Chairmen of the Board shall not be deemed to be officers or employees of the Trust solely by serving in such capacity.

Section 15. Election of Officers. The Board shall annually elect a Chief Executive Officer, Chief Operating Officer, Chief Financial Officers, President, Senior Vice Presidents, Secretary, Vice Presidents, Treasurer, and such other officers as the Board shall deem proper. Except as required by law, the officers of the Trust need not be Trustees. All officers and agents of the Trust shall have such authority and perform such duties in the management of the Trust as may be provided in the Bylaws or as may be determined by the Board not inconsistent with the Bylaws. Any officer or agent elected or appointed by

18

the Board may be removed by the Board whenever in its judgment the best interest of the Trust will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of any officer or agent shall not of itself create contract rights. The Board shall fix the compensation of all officers.

Section 16. Limitation of Liability of Officers. To the maximum extent that North Dakota law in effect from time to time permits limitation of the liability of officers of a real estate investment trust, no officer of the Trust shall be liable to the Trust or to any Shareholder for money damages. Neither the amendment nor repeal of this Section 15, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this Section 15, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption. In the absence of any North Dakota statute limiting the liability of officers of a North Dakota real estate investment trust for money damages in a suit by or on behalf of the Trust or by any Shareholder, no officer of the Trust shall be liable to the Trust or to any Shareholder for money damages except to the extent that (i) the officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received; or (ii) a judgment or other final adjudication adverse to the officer is entered in a proceeding based on a finding in the proceeding that the officer’s action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 17. Indemnification of Officers and Employees. The Trust shall indemnify each officer and employee, and shall have the power to indemnify each agent, of the Trust to the fullest extent permitted by North Dakota law, as amended from time to time, in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she was an officer, employee or agent of the Trust or is or was serving at the request of the Trust as a director, trustee, officer, partner, manager, member, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise or employee benefit plan, from all claims and liabilities to which such person may become subject by reason of service in such capacity and shall pay or reimburse reasonable expenses, as such expenses are incurred, of each officer, employee or agent in connection with any such proceedings.

Section 18. Insurance. Notwithstanding any other provisions of this Declaration of Trust, the Trust, for purposes of providing indemnification for its Trustees, officers, employees and agents, shall have the authority to enter into insurance or other arrangements, with persons or entities that are regularly engaged in the business of providing insurance coverage, to indemnify all Trustees, officers, employees and agents of the Trust against any and all liabilities and expenses incurred by them by reason of their being Trustees, officers, employees or agents of the Trust, whether or not the Trust would otherwise have the power under this Declaration of Trust or under North Dakota law to indemnify such persons against such liability. Without limiting the power of the Trust to procure or maintain any kind of insurance or other arrangement, the Trust may, for the benefit of persons indemnified by it, (i) create a trust fund, (ii) establish any form of self-insurance, (iii) secure its indemnity obligation by grant of any security interest or other lien on the assets of the Trust or (iv) establish a letter of credit, guaranty or surety arrangement. Any such insurance or other arrangement may be procured, maintained or established within the Trust or with any insurer or other person deemed appropriate by the Board regardless of whether all or part of the stock or other securities thereof are owned in whole or in part by the Trust. In the absence of fraud, the judgment of the Board as to the terms and conditions of insurance or other arrangement and the identity of the insurer or other person participating in any arrangement shall be conclusive, and such insurance or other arrangement shall not be subject to voidability, nor subject the Trustees approving such insurance or other arrangement to liability, on any ground, regardless of whether Trustees participating in and approving such insurance or other arrangement shall be beneficiaries thereof.

Section 19. Committees and Delegation of Powers and Duties. The Board may, in its discretion, by resolution passed by a majority of the Trustees, designate from among its members one or more committees, which shall consist of one or more Trustees. The Board may designate one or more Trustees as alternate members of any such committee, who may replace any absent or disqualified

19

member at any meeting of the committee. Such committees shall have and may exercise such powers as shall be conferred or authorized by the resolution appointing them (including, but not limited to, the determination of the type and amount of consideration at which Shares are to be issued). A majority of any such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board, by resolution passed by a majority of the Trustees, may at any time change the membership of any such committee, fill vacancies on it or dissolve it. The Bylaws, or a majority of the Trustees, may authorize any one or more of the Trustees, or any one or more of the officers or employees or agents of the Trust, on behalf of the Trust, to exercise and perform any and all powers granted to the Board, and to discharge any and all duties imposed on the Board, and to do any acts and to execute any instruments deemed by such person or persons to be necessary or appropriate to exercise such power or to discharge such duties, and to exercise his or her own judgment in so doing.

ARTICLE V. TERMINATION AND DURATION

Section 1. Termination. Subject to the provisions of any class or series of Shares at the time outstanding, after approval by a majority of the entire Board of Trustees, the Trust may be terminated at any meeting of Shareholders called for such purpose, by the affirmative vote of Shareholders holding Shares possessing a majority of the voting power of Shares then outstanding and entitled to vote thereon. In connection with any termination of the Trust, the Board, upon receipt of such releases or indemnities as they deem necessary for their protection, may

a)	Sell and convert into cash the property of the Trust and distribute the net proceeds among the Shareholders ratably; or

b)	Convey the property of the Trust to one or more persons, entities, trusts or corporations for consideration consisting in whole or in part of cash, shares of stock or other property of any kind, and distribute the net proceeds among the Shareholders ratably, at valuations fixed by the Board, in cash or in kind, or partly in cash and partly in kind.

Upon termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and place among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the right, title and interest of all Shareholders shall cease and be canceled and discharged.

Section 2. Organization as a Corporation. If the Board deems it in the best interests of the Shareholders that the Trust be organized as a corporation under the laws of any state, the Board shall have the power to organize such corporation, or, if permitted by applicable law, convert the Trust into such a corporation, under the laws of such state as it may consider appropriate, in the place and stead of the Trust upon the affirmative vote of Shareholders holding Shares possessing a majority of the voting power of Shares then outstanding and entitled to vote thereon, in which event the capital stock of such corporation shall be and remain the same as fixed under this Declaration of Trust unless otherwise approved in accordance with this Declaration of Trust and applicable law, and the Shareholders shall receive and accept stock in such corporation on the same basis as they hold Shares in the Trust.

Section 3. Merger, Consolidation or Sale. The Trust shall have the power to (i) merge with or into another entity, (ii) consolidate the Trust with one or more other entities into a new entity or (iii) sell or otherwise dispose of all or substantially all of the assets of the Trust; provided that such action shall have been approved by the Board of Trustees and by the Shareholders, at a meeting called for such purpose, by the affirmative vote of Shareholders holding Shares possessing a majority of the voting power of Shares then outstanding and entitled to vote thereon.

Section 4. Duration. Subject to possible earlier termination in accordance with the provisions of this Article V, the duration of the Trust shall be perpetual or, in any jurisdiction in which such duration is not permitted, then the Trust shall terminate on the latest date permitted by the law of such jurisdiction.

20

ARTICLE VI. AMENDMENTS

Section 1. Amendment by Shareholders. Except as otherwise provided in this Article VI, in Section 1 of Article II, and in Article IV, this Declaration of Trust may be amended only by the affirmative vote or written consent of Shareholders holding Shares possessing a majority of the voting power of Shares then outstanding and entitled to vote thereon after approval of a majority of the entire Board. This Declaration of Trust can be amended without approval of the Board, at a meeting called for such purpose, by the affirmative vote of Shareholders holding Shares possessing a majority of the voting power of Shares then outstanding and entitled to vote thereon.

Section 2. Amendment by Trustees. The Trustees by a two-thirds vote may amend provisions of this Declaration of Trust from time to time to enable the Trust to qualify as a real estate investment trust under the REIT Provisions of the Code or under Chapter 10-34.

ARTICLE VII. MISCELLANEOUS

Section 1. Construction. This Declaration of Trust shall be construed in such a manner as to give effect to the intent and purposes of the Trust and this Declaration of Trust. If any provisions hereof appear to be in conflict, except to the extent that the same conflict with the Trust’s ability to qualify as a REIT, more specific provisions shall control over general provisions. This Declaration of Trust shall govern all of the relationships among the Trustees and Shareholders of the Trust; and each provision hereof shall be effective for all purposes and to all persons dealing with the Trust to the fullest extent possible under applicable law in each jurisdiction in which the Trust shall engage in business.

Section 2. Headings for Reference Only. Headings preceding the text of articles, sections and subsections hereof have been inserted solely for convenience and reference, and shall not be construed to affect the meaning, construction or effect of this Declaration of Trust.

Section 3. Filing and Recording. This Declaration of Trust shall be filed in the manner prescribed for real estate investment trusts under North Dakota law, and may be filed for record in any county where real property is owned by the Trust.

Section 4. Applicable Law. This Declaration of Trust has been executed with reference to, and its construction and interpretation shall be governed by, North Dakota law, and the rights of all parties and the construction and effect of every provision hereof shall be subject to and construed according to North Dakota law.

Section 5. Certifications. Any certificates signed by a Trustee hereunder, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trust or the Trustees or any one or more of them, and the successors or assigns of such persons, which certificate may certify to any matter relating to the affairs of the Trust, including, but not limited to, any of the following: a vacancy among the Trustees; the number and identity of Trustees; this Declaration of Trust and any amendments or supplements thereto, or any restated declaration of trust and any amendments or supplements thereto, or that there are no amendments to this Declaration of Trust or any restated declaration of trust; a copy of the Bylaws or any amendment thereto; the due authorization of the execution of any instrument or writing; the vote at any meeting of the Board or a committee thereof or Shareholders; the fact that the number of Trustees present at any meeting or executing any written instrument satisfies the requirements of this Declaration of Trust; a copy of any Bylaw adopted by the Shareholders or the identity of any officer elected by the Board; or the existence or nonexistence of any fact or facts that in any manner relate to the affairs of the Trust. In addition, the Secretary of the Trust or any other officer of the Trust elected by the Trustees may sign any certificate of the kind described in this Section 5, and such certificate shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trust, and the successors and assigns of such person.

21

Section 6. Severability. If any provision of this Declaration of Trust shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Declaration of Trust and this Declaration of Trust shall be carried out, if possible, as if such invalid or unenforceable provision were not contained herein.

Section 7. Bylaws. The Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, at any meeting of the Board by vote of a majority of the Trustees, subject to repeal or change by the affirmative vote of Shareholders holding Shares possessing a majority of the voting power of Shares then outstanding and entitled to vote thereon.

22

PROXY

Investors Real Estate Trust	CUSIP NO. 461730103
12 South Main Street, Suite 100
PO Box 1988
Minot, ND 58702-1988

This Proxy is Solicited on Behalf of the Board of Trustees.

     The undersigned holder of Shares of Beneficial Interest of INVESTORS REAL ESTATE TRUST, a North Dakota Real Estate Investment Trust (“IRET”), hereby appoints Jeffrey L. Miller, C. Morris Anderson and Daniel L. Feist, each of them (the "Representatives"), the true and lawful proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all Shares of Beneficial Interest of IRET which the undersigned is entitled to vote at the 2003 Annual Meeting of Shareholders of IRET to be held at the International Inn, 1505 North Broadway, Minot, North Dakota on September 23, 2003, at 7:00 p.m. or at any adjournment thereof, in the manner hereafter indicated. In their discretion, the Representatives are authorized to vote upon such other matters as may properly come before the meeting.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN HEREIN, BUT IF SUCH INSTRUCTIONS ARE NOT MARKED HEREIN, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED FOR ELECTION OF TRUSTEES, “FOR” THE APPROVAL OF AMENDMENT AND THIRD RESTATED DECLARATION OF TRUST AND WITH RESPECT TO ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING IN THE DISCRETION OF THE PROXY HOLDERS, ALL IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT OF IRET, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

     This proxy may be revoked at any time before it is voted at the meeting by delivering written notice of revocation to IRET.

1. ELECTION OF TRUSTEES

Trustees Recommend a vote FOR all nominees.

NOMINEES ARE:

(01) — C. Morris Anderson	[ ] FOR ALL NOMINEES
(02) — John F. Decker	[ ] WITHHOLD ALL NOMINEES
(03) — Daniel L. Feist (04) — Steven B. Hoyt (05) — Patrick G. Jones (06) — Timothy P. Mihalick	[ ] WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) BELOW.
(07) — Jeffrey L. Miller	[ ] USE NUMBER ONLY
(08) — Stephen L. Stenehjem
(09) — Thomas A. Wentz, Jr.

2. APPROVAL OF THE ARTICLES OF AMENDMENT AND THIRD RESTATED DECLARATION OF TRUST.

Trustees Recommend a vote FOR this proposal.

[ ] FOR

[ ] AGAINST

[ ] ABSTAIN

Please verify your account name, address and account number listed on the reverse side of this form before voting and indicate any corrections on the space provided below.

The Investors Real Estate Trust 32nd Annual Meeting of
Shareholders will be held on September 23, 2003, at 7:00 p.m.
at the International Inn,
1505 North Broadway, Minot, North Dakota.

PLEASE INDICATE YOUR	EXAMPLE
SELECTION BY FIRMLY PLACING	[X]
AN “X” IN THE APPROPRIATE
BOX WITH BLUE OR BLACK INK
ONLY.

[ ]	PLEASE PLACE AN “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING.

This proxy is being solicited by the board of trustees of IRET. Please date, sign and return this proxy promptly using the enclosed envelope.

Date                    , 2003.

_________________________________________
Signature(s)

_________________________________________
Signature(s)

_________________________________________
Title (if any)

(Signature(s) should be exactly as name or names appear on this proxy. If stock is held in two or more names, all should sign. If signing is by attorney, executor, administrator, personal representative, trustee, guardian, custodian, partner or corporate officer, please include full title.)